UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)

                                   ----------

                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2009

                   DATE OF REPORTING PERIOD: NOVEMBER 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

                                   (GRAPHIC)

CHARTWELL DIVIDEND AND INCOME FUND, INC.

ANNUAL REPORT TO SHAREHOLDERS
DATED NOVEMBER 30, 2009

(CHARTWELL INVESTMENT PARTNERS LOGO)

www.chartwellip.com

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

INVESTMENT OBJECTIVES & STRATEGY (UNAUDITED)

The Chartwell Dividend and Income Fund's (the "Fund") primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

COVERED CALL OPTIONS

The Fund is permitted to write (i.e., sell) covered call options on equity securities (including Exchange Traded Funds) or on stock indexes. The Fund may cover call options by: (i) owning the same security or, in the case of options on a stock index, a portfolio of stock substantially replicating the movement of the index underlying

                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

the call option until the option is exercised or expires; (ii) segregating cash or other liquid assets with the Fund's Custodian in an amount equal to the current market value of the call option; or (iii) other methods consistent with applicable laws, rules and regulations.

The writing of call options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks. Options can seek to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Writing options to seek to increase income in the Fund involves the risk of net loss (after receiving the option premium) if the investment adviser is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the investment adviser is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions.

INVESTMENT IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

The Board of Directors recently approved a clarification of the Fund's investment policies to permit the Fund to invest in shares of other investment companies, including exchange traded funds ("ETFs"), to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. ETF shares are listed and traded on stock exchanges at market prices.

An investment in other investment companies involves the risk in that the price of the shares can fluctuate up or down. Consequently, the Fund could lose money investing in another investment company if the prices of the securities owned by the investment company decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; and
(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

The Fund will bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase the Fund's expenses and decrease returns.

                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

TEMPORARY INVESTMENTS

The Board of Directors recently approved the addition of money market mutual funds and cash to the list of the Fund's temporary investments. Temporary investments can be made for defensive purposes in response to adverse market, economic, political or other conditions, pending investment of the proceeds of sales of portfolio securities, or at other times when suitable investments are not available. In addition to money market mutual funds and cash, the Fund is permitted to temporarily invest without limit in: debt securities issued by the U.S. Government, its agencies or instrumentalities; commercial paper (rated "A-2" or better by S&P or "P-2" or better by Moody's, similarly rated by another comparable rating agency or, if not so rated, of comparable quality as determined by the Fund's Manager); certificates of deposit or bankers' acceptances; or repurchase agreements with respect to any of the foregoing investments. The Fund is also permitted to borrow up to 5% of its total assets for temporary purposes.

                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

DEAR SHAREHOLDERS (UNAUDITED),

Stock market performance for the fiscal year ended November 30, 2009 was very erratic but ended up solidly. The S&P 500 Index returned 25.39% and the Merrill Lynch High Yield Cash Pay Index returned 63.24%, while for the same period the Chartwell Dividend and Income Fund's ("Fund") market return, including reinvested dividends, was 59.14% and the Net Asset Value (NAV) return was 29.42%, also including the reinvestment of dividends. These results are discussed in greater detail later in this report. A solid contributor to the Fund's positive performance was the robust options writing strategy used on the common stock portfolio. Our ability to sell options on the portfolio's stocks enabled the Fund to take advantage of continued high options premiums. Through various portfolio transactions made during the period, we believe we continued to strengthen the portfolio during these uncertain and tumultuous times, while also positioning it for the possibility of a solid economic recovery. Some of these changes are discussed in the fixed income and equity sections of this report.

The first portion of this annual period saw a continuation of the economic and financial crises that we wrote about in the November 30, 2008 Annual Report to Shareholders. Home prices continued to decline and unemployment increased. Financial institutions were absorbing significant losses on their loan and investment portfolios as economic activity slowed and security values plunged. The availability of credit to fund everyday business transactions was dramatically reduced. All of this uncertainty drove the S&P 500 Index down to its intra-day low of 667. On March 9, 2009 it appears as if the all clear bell was rung and market participants found "green shoots" of nascent economic improvement. Financial institutions began to lose less money and in some instances hinted at substantial profits. The rates of decline of many economic indicators began to ebb. Job losses slowed, credit became more available and China appeared to begin to feel the benefits of its substantial economic stimulus package. These and other "green shoots" incited the market to rally over 60% from its lows through the end of November.

As the stock market is a forward-looking indicator, it appears to have begun to discount an economic recovery which appears (based on economic data) to have begun. In general, we are in agreement and we believe that the economy will be on better footing in 2010. In our opinion, this improvement will come from, among other things, inventory restocking, the impact of the domestic stimulus package, continued low interest rates, global economic improvement and a steep yield curve helping the banking industry. The main question for investors is: will this economic recovery be sustainable or will the economy slip back into another slowdown?

We will continue to closely monitor the economy and markets and will endeavor to make appropriate adjustments in the Fund's portfolio.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

Please read the equity and fixed income commentary for more information and analysis.

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUND AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

Sincerely,


/s/ Winthrop S. Jessup

Winthrop S. Jessup
CHAIRMAN
CHARTWELL DIVIDEND AND INCOME FUND


/s/ Bernard P. Schaffer                 /s/ Andrew S. Toburen

Bernard P. Schaffer                     Andrew S. Toburen
PORTFOLIO MANAGER                       PORTFOLIO MANAGER

                            PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer
PORTFOLIO MANAGER
EQUITY

Paul Matlack
PORTFOLIO MANAGER
FIXED INCOME

Andrew S. Toburen
PORTFOLIO MANAGER
FIXED INCOME

Christine F. Williams
PORTFOLIO MANAGER
FIXED INCOME

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2009?

For the fiscal year ended November 30, 2009, the Fund's market return was 59.14% including dividends reinvested. The Fund's net asset value (NAV) return including dividends reinvested was 29.42%. The market, as measured by the S&P 500, was up 25.39% (including dividends) for the period.

The Merrill Lynch High Yield Cash Pay Index returned 63.24% for the year ended November 30, 2009, the highest return for any twelve month period in the history of this high yield bond index. In hindsight, November 2008 was near the peak of financial market uncertainty in the latest credit cycle. From this top, the high yield market's spread to Treasury (or risk premium) collapsed 1,229 basis points to finish the period at 644 basis points, as seen in the graph below. The yield on the Merrill Lynch High Yield Cash Pay Index declined from 21.69% at the start of the period to 9.64% by the end of November. Tighter spreads and lower absolute yields appear to be pricing in a declining high yield default rate in the future. While in December 2009 Moody's Investors Service projected default rates over the next twelve months to fall below 4%, the trailing twelve month default rate as depicted in the graph below remains quite high at over 12%.

                       HIGH YIELD SPREAD VS. DEFAULT RATES
                        (Source: Merill Lynch, Bloomberg)

                              (PERFORMANCE GRAPH)

Jan-85    321    299
Feb-85    311    350
Mar-85    276    375
Apr-85    306    373
May-85    323    340
Jun-85    373    415
Jul-85    366    462
Aug-85    347    505
Sep-85    345    479
Oct-85    365    395
Nov-85    396    444
Dec-85    409    391
Jan-86    418    434
Feb-86    408    407
Mar-86    487    414
Apr-86    521    584
May-86    473    640
Jun-86    445    635
Jul-86    510    619
Aug-86    505    613
Sep-86    481    602
Oct-86    467    588
Nov-86    486    575
Dec-86    502    569
Jan-87    471    561
Feb-87    436    568
Mar-87    434    583
Apr-87    412    596
May-87    373    382
Jun-87    389    386
Jul-87    394    359
Aug-87    366    366
Sep-87    357    389
Oct-87    423    428
Nov-87    458    427
Dec-87    455    426
Jan-88    483    476
Feb-88    458    506
Mar-88    436    476
Apr-88    418    459
May-88    402    512
Jun-88    401    460
Jul-88    379    439
Aug-88    378    451
Sep-88    408    413
Oct-88    429    425
Nov-88    402    391
Dec-88    406    348
Jan-89    425    361
Feb-89    408    314
Mar-89    426    300
Apr-89    451    262
May-89    482    224
Jun-89    530    286
Jul-89    573    335
Aug-89    527    385
Sep-89    558    440
Oct-89    630    437
Nov-89    646    482
Dec-89    645    606
Jan-90    627    628
Feb-90    663    681
Mar-90    655    689
Apr-90    631    791
May-90    651    823
Jun-90    635    817
Jul-90    660    845
Aug-90    711    889
Sep-90    825    943
Oct-90    904    970
Nov-90    932    977
Dec-90    934    985
Jan-91    975   1124
Feb-91    811   1139
Mar-91    720   1220
Apr-91    648   1178
May-91    644   1231
Jun-91    600   1279
Jul-91    567   1271
Aug-91    578   1215
Sep-91    623   1191
Oct-91    557   1108
Nov-91    567   1094
Dec-91    641   1043
Jan-92    489    920
Feb-92    467    890
Mar-92    429    801
Apr-92    407    733
May-92    417    698
Jun-92    418    644
Jul-92    431    608
Aug-92    436    613
Sep-92    449    570
Oct-92    457    619
Nov-92    443    575
Dec-92    457    494
Jan-93    453    388
Feb-93    452    405
Mar-93    446    466
Apr-93    433    491
May-93    410    459
Jun-93    409    428
Jul-93    404    442
Aug-93    434    395
Sep-93    443    393
Oct-93    432    329
Nov-93    395    322
Dec-93    383    359
Jan-94    322    362
Feb-94    296    361
Mar-94    310    299
Apr-94    316    247
May-94    326    212
Jun-94    331    194
Jul-94    356    203
Aug-94    348    196
Sep-94    322    219
Oct-94    315    224
Nov-94    337    208
Dec-94    344    191
Jan-95    342    186
Feb-95    336    134
Mar-95    332    119
Apr-95    318    163
May-95    344    185
Jun-95    368    213
Jul-95    338    221
Aug-95    355    217
Sep-95    373    227
Oct-95    374    266
Nov-95    387    317
Dec-95    396    326
Jan-96    366    326
Feb-96    321    337
Mar-96    325    343
Apr-96    300    321
May-96    282    285
Jun-96    306    284
Jul-96    298    263
Aug-96    275    221
Sep-96    270    217
Oct-96    297    195
Nov-96    305    164
Dec-96    266    164
Jan-97    260    171
Feb-97    243    159
Mar-97    258    158
Apr-97    271    137
May-97    243    160
Jun-97    241    159
Jul-97    242    184
Aug-97    230    200
Sep-97    234    206
Oct-97    272    212
Nov-97    266    227
Dec-97    269    201
Jan-98    271    207
Feb-98    261    237
Mar-98    260    235
Apr-98    271    263
May-98    293    269
Jun-98    350    296
Jul-98    351    280
Aug-98    502    269
Sep-98    573    262
Oct-98    613    266
Nov-98    530    280
Dec-98    555    341
Jan-99    550    349
Feb-99    507    359
Mar-99    510    382
Apr-99    464    420
May-99    467    480
Jun-99    465    485
Jul-99    444    532
Aug-99    465    552
Sep-99    489    584
Oct-99    499    597
Nov-99    470    585
Dec-99    453    556
Jan-00    461    553
Feb-00    496    553
Mar-00    584    567
Apr-00    596    567
May-00    618    540
Jun-00    615    555
Jul-00    617    496
Aug-00    641    521
Sep-00    664    531
Oct-00    757    496
Nov-00    874    544
Dec-00    881    615
1-Jan     739    669
1-Feb     729    709
1-Mar     760    784
1-Apr     739    803
1-May     703    809
1-Jun     739    829
1-Jul     745    890
1-Aug     731    937
1-Sep     914    971
1-Oct     865   1019
1-Nov     752   1022
1-Dec     734   1060
2-Jan     697   1089
2-Feb     722   1073
2-Mar     621   1060
2-Apr     601   1057
2-May     643   1070
2-Jun     781   1054
2-Jul     874   1033
2-Aug     882   1002
2-Sep     966    978
2-Oct     974    929
2-Nov     800    894
2-Dec     802    843
3-Jan     747    768
3-Feb     757    771
3-Mar     696    698
3-Apr     576    679
3-May     614    663
3-Jun     554    614
3-Jul     488    587
3-Aug     477    619
3-Sep     483    603
3-Oct     415    607
3-Nov     401    550
3-Dec     368    531
4-Jan     360    517
4-Feb     381    442
4-Mar     392    427
4-Apr     351    403
4-May     383    365
4-Jun     371    349
4-Jul     369    293
4-Aug     381    234
4-Sep     372    234
4-Oct     355    242
4-Nov     310    247
4-Dec     314    241
5-Jan     341    219
5-Feb     305    249
5-Mar     360    229
5-Apr     423    220
5-May     423    218
5-Jun     404    192
5-Jul     354    191
5-Aug     390    203
5-Sep     378    197
5-Oct     381    195
5-Nov     394    178
5-Dec     399    167
6-Jan     368    171
6-Feb     369    159
6-Mar     339    158
6-Apr     318    151
6-May     330    173
6-Jun     351    179
6-Jul     359    172
6-Aug     369    166
6-Sep     365    171
6-Oct     353    181
6-Nov     347    190
6-Dec     318    174
7-Jan     300    177
7-Feb     311    175
7-Mar     312    158
7-Apr     303    162
7-May     276    151
7-Jun     312    144
7-Jul     422    153
7-Aug     451    144
7-Sep     410    129
7-Oct     429    107
7-Nov     548     91
7-Dec     561     91
8-Jan     640    110
8-Feb     697    124
8-Mar     745    148
8-Apr     635    171
8-May     607    188
8-Jun     686    200
8-Jul     741    235
8-Aug     772    251
8-Sep    1007    275
8-Oct    1496    302
8-Nov    1873    319
8-Dec    1724    419
9-Jan    1513    508
9-Feb    1623    563
9-Mar    1577    757
9-Apr    1232    847
9-May    1037    945
9-Jun     940   1068
9-Jul     810   1122
9-Aug     795   1167
9-Sep     685   1247
9-Oct     649   1269
9-Nov     644   1274

               (SEE DESCRIPTION OF BENCHMARK INDICES ON PAGE 13.)

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

For the fiscal year ended November 30, 2009 the equity portion of the Fund returned 17.74%, underperforming the S&P 500 Index due to several factors. During the strong rally that occurred subsequent to March 9, 2009, S&P 500 performance significantly benefited from the performance of lower quality and smaller capitalization stocks. The Fund has been positioned with a leaning towards higher quality, larger capitalization stocks which underperformed in the rally. As can be seen below, while all sectors within the S&P 500 had positive returns, four sectors of the S&P 500 preformed significantly better than the Index itself. Three of these four are highly cyclical sectors (Basic Materials, Technology and Consumer Discretionary) and the Fund was underweighted each of these sectors on average during the year. In addition, investments in General Maritime Corporation, PPG Industries, Exxon Mobil Corp., and Bank of America Corp. detracted from

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

performance. Positive contributions to performance came from stock selection in the Energy sector with investments in Energy Transfer Partners LP, Occidental Petroleum Corporation and Copano Energy LLC leading the way; proper timing of the weightings in Financials; positions in Limited Brands, Inc., JPMorgan Chase & Co. and Annaly Capital Management, Inc. all significantly outperforming the S&P 500 Index, and the options overwriting strategy previously discussed.

                                  TOTAL RETURN
                         (Year Ended November 30, 2009)

                                   (BAR CHART)

CWF (NAV)                                 29.4%
CWF Equities                              17.7%
CWF High Yield                            48.4%
S&P 500 Index                             25.4%
Morgan Stanley REIT Index                 40.7%
Merrill Lynch High Yield Cash Pay Index   63.2%

                         S&P 500 TOTAL RETURN BY SECTOR
                         (Year Ended November 30, 2009)

                                   (BAR CHART)

Energy                   10.38%
Utilities                  3.8%
Tel. Services             5.24%
REITS                    36.13%
Industrials              21.04%
Basic Materials          46.04%
Consumer Discretionary   42.48%
Fin. (ex-REIT)           17.96%
Consumer Staples         14.86%
Technology                  56%
Health Care               24.9%
S&P 500                   25.4%

               (SEE DESCRIPTION OF BENCHMARK INDICES ON PAGE 13.)

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

The fixed income portion of the Fund returned 48.38% for the year ended November 30, 2009. Our fixed income investment performance trailed the broad high yield index due primarily to the Fund's quality bias versus the overall market. For example, the Fund owns very few speculative CCC-rated securities, which posted average returns exceeding 100% during the period. In a year where every sector posted solidly positive returns, previously beaten down Financials and Auto issuers stood out as the best performing parts of the market, as depicted in the following graph.

                       HIGH YIELD PERFORMANCE BY INDUSTRY
                         (Year Ended November 30, 2009)
                              (Source: Bloomberg)

                                  (BAR CHART)

Financials           162.6%
Auto                 140.6%
CCC Index            106.4%
Homebuilding          86.4%
Steel                 83.6%
Technology            81.2%
Banking               71.2%
HY INDEX              63.2%
Gaming                63.2%
Telecommunications      57%
B Index               54.2%
BB Index              50.9%
Chemicals             50.8%
Energy                50.7%
Consumer              46.8%
Healthcare            46.7%
Paper                   44%
Cable TV              35.7%
Utilities             31.7%

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE FISCAL YEAR?

The equity portion of the portfolio made some sizeable changes during the period. Reductions were made in the Basic Materials sector and the significant overweighting in the Telecommunications sector was reduced. Increases were made in the Financials, Consumer Discretionary, and Healthcare sectors.

We sold a number of the Fund's fixed income holdings over the last year because they had reached our price targets. Bond sales during the period included ALLIED WASTE, AUTONATION, FREEPORT MCMORAN COPPER & GOLD, and TENNESSEE GAS PIPELINE, among others. Proceeds from the sales were redeployed in new bond positions that we believe offer better return prospects, such as ANIXTER INC., a distributor of wire and wiring systems for voice and data networks, CEQUEL COMMUNICATIONS HOLDINGS I, LLC, a cable television company, and FERRELLGAS PARTNERS, LP, a propane distributor.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

HOW DID THE FUND TRADE RELATIVE TO ITS NET ASSET VALUE (NAV) DURING THE FISCAL YEAR?

As of November 30, 2009 the Fund was trading at a closing price of $3.65, which is a 12.9% discount to its NAV of $4.19. In comparison, at November 30, 2008, the Fund was trading at a closing price of $2.60, which was a large 30.1% discount to its NAV of $3.67. As shown below, throughout the year ended November 30, 2009 the Fund traded between a 33.70% to 2.88% discount to its NAV.

                     HISTORY OF FUND PRICE, NAV AND PREMIUM
                      (Fiscal Year Ended November 30, 2009)
                              (Source: Bloomberg)

                              (PERFORMANCE GRAPH)

   Date      Price     NAV
   ----      ------   ------
 12/1/2008   2.4777   3.4827
 12/2/2008   2.4379   3.5623
 12/3/2008   2.5175    3.622
 12/4/2008    2.428   3.5126
 12/5/2008   2.3981   3.5225
 12/8/2008   2.5175    3.622
 12/9/2008   2.4379   3.5822
12/10/2008   2.4479    3.622
12/11/2008   2.3682   3.5723
12/12/2008   2.4021   3.5922
12/15/2008   2.3981   3.5723
12/16/2008   2.4924     3.64
12/17/2008     2.62     3.66
12/18/2008      2.6     3.64
12/19/2008     2.79     3.66
12/22/2008     2.86     3.64
12/23/2008      2.9     3.63
12/24/2008     2.95     3.65
12/26/2008     2.94     3.67
12/29/2008     2.85     3.65
12/30/2008   2.9525     3.72
12/31/2008     3.02     3.78
  1/2/2009     3.16     3.82
  1/5/2009     3.12     3.82
  1/6/2009     3.15     3.88
  1/7/2009     3.16     3.83
  1/8/2009     3.13     3.85
  1/9/2009     3.15     3.83
 1/12/2009      3.1     3.77
 1/13/2009     3.09     3.78
 1/14/2009    2.996     3.71
 1/15/2009        3     3.69
 1/16/2009      3.1     3.71
 1/20/2009     2.95     3.57
 1/21/2009    3.001     3.65
 1/22/2009    3.024      3.6
 1/23/2009     3.05     3.61
 1/26/2009     3.02     3.61
 1/27/2009     3.07     3.63
 1/28/2009     3.17     3.67
 1/29/2009     3.05     3.62
 1/30/2009     2.98     3.59
  2/2/2009     3.09      3.6
  2/3/2009     3.12     3.62
  2/4/2009     3.05      3.6
  2/5/2009      3.1     3.62
  2/6/2009     3.13     3.67
  2/9/2009     3.17      3.7
 2/10/2009     3.02     3.62
 2/11/2009     3.02     3.63
 2/12/2009     3.01     3.64
 2/13/2009     3.04     3.62
 2/17/2009      2.8     3.51
 2/18/2009     2.78     3.48
 2/19/2009      2.7     3.46
 2/20/2009     2.61     3.44
 2/23/2009     2.47      3.4
 2/24/2009     2.75     3.43
 2/25/2009     2.65     3.43
 2/26/2009     2.63     3.42
 2/27/2009     2.61      3.4
  3/2/2009     2.38     3.32
  3/3/2009     2.42     3.29
  3/4/2009      2.5     3.31
  3/5/2009     2.35     3.24
  3/6/2009     2.29     3.24
  3/9/2009     2.26     3.08
 3/10/2009     2.43     3.14
 3/11/2009      2.4     3.15
 3/12/2009      2.5     3.22
 3/13/2009     2.51     3.25
 3/16/2009     2.55     3.26
 3/17/2009     2.55     3.27
 3/18/2009   2.5996      3.3
 3/19/2009     2.54     3.28
 3/20/2009   2.5673     3.25
 3/23/2009     2.72     3.36
 3/24/2009     2.62     3.33
 3/25/2009     2.67     3.37
 3/26/2009     2.76     3.39
 3/27/2009      2.7     3.37
 3/30/2009      2.6     3.32
 3/31/2009     2.67     3.36
  4/1/2009     2.77     3.39
  4/2/2009      2.8     3.42
  4/3/2009     2.78     3.45
  4/6/2009     2.72     3.44
  4/7/2009     2.72     3.41
  4/8/2009     2.73     3.43
  4/9/2009     2.84     3.49
 4/13/2009     2.85     3.51
 4/14/2009      2.8     3.47
 4/15/2009     2.86     3.51
 4/16/2009     2.94     3.53
 4/17/2009     2.99     3.54
 4/20/2009      2.9     3.46
 4/21/2009     2.88     3.46
 4/22/2009     2.89     3.44
 4/23/2009   2.8999     3.47
 4/24/2009     2.86     3.49
 4/27/2009     2.82     3.48
 4/28/2009     2.84      3.5
 4/29/2009      2.9     3.56
 4/30/2009     2.94     3.57
  5/1/2009     2.95     3.59
  5/4/2009     3.03     3.66
  5/5/2009     3.02     3.65
  5/6/2009     3.07      3.7
  5/7/2009     3.06     3.67
  5/8/2009     3.16     3.73
 5/11/2009    3.098     3.69
 5/12/2009   3.1082      3.7
 5/13/2009   3.0301     3.64
 5/14/2009    3.275     3.66
 5/15/2009     3.01     3.64
 5/18/2009     3.07     3.71
 5/19/2009     3.06     3.66
 5/20/2009     3.04     3.66
 5/21/2009   2.9201     3.64
 5/22/2009     2.95     3.63
 5/26/2009     3.01     3.68
 5/27/2009   3.0199     3.65
 5/28/2009     3.04     3.69
 5/29/2009     3.07     3.72
  6/1/2009     3.17     3.77
  6/2/2009     3.16     3.79
  6/3/2009     3.09     3.77
  6/4/2009     3.19      3.8
  6/5/2009     3.18      3.8
  6/8/2009     3.14      3.8
  6/9/2009     3.15      3.8
 6/10/2009     3.15     3.81
 6/11/2009     3.18     3.82
 6/12/2009     3.21     3.84
 6/15/2009     3.17      3.8
 6/16/2009     3.11     3.73
 6/17/2009     3.13     3.71
 6/18/2009      3.1     3.73
 6/19/2009     3.17     3.74
 6/22/2009     3.12     3.68
 6/23/2009   3.0712     3.69
 6/24/2009     3.11     3.71
 6/25/2009     3.16     3.75
 6/26/2009     3.15     3.76
 6/29/2009   3.1604     3.78
 6/30/2009     3.17     3.77
  7/1/2009     3.16     3.79
  7/2/2009     3.13     3.73
  7/6/2009     3.14     3.74
  7/7/2009     3.11     3.69
  7/8/2009     3.07     3.68
  7/9/2009   3.0899     3.69
 7/10/2009     3.14     3.69
 7/13/2009     3.14     3.74
 7/14/2009     3.11     3.76
 7/15/2009     3.17     3.81
 7/16/2009     3.22     3.83
 7/17/2009     3.23     3.85
 7/20/2009     3.33     3.89
 7/21/2009     3.27     3.86
 7/22/2009     3.18     3.87
 7/23/2009     3.19     3.92
 7/24/2009     3.25     3.93
 7/27/2009     3.46     3.96
 7/28/2009     3.37     3.95
 7/29/2009     3.36     3.94
 7/30/2009      3.4     3.96
 7/31/2009     3.43     3.99
  8/3/2009     3.52     4.02
  8/4/2009     3.54     4.03
  8/5/2009     3.64     4.02
  8/6/2009     3.59        4
  8/7/2009      3.6     4.03
 8/10/2009     3.63     4.04
 8/11/2009      3.6     4.01
 8/12/2009     3.67     4.02
 8/13/2009     3.72     4.03
 8/14/2009     3.68     4.02
 8/17/2009     3.58     3.97
 8/18/2009     3.63     3.96
 8/19/2009     3.57     3.98
 8/20/2009     3.56     3.99
 8/21/2009     3.57     4.02
 8/24/2009     3.59     4.03
 8/25/2009     3.66     4.04
 8/26/2009     3.66     4.04
 8/27/2009     3.66     4.05
 8/31/2009     3.67     4.04
  9/1/2009     3.51     3.98
  9/2/2009     3.52     3.97
  9/3/2009     3.62        4
  9/4/2009     3.63     4.03
  9/8/2009     3.65     4.05
  9/9/2009     3.69     4.08
 9/10/2009     3.74     4.11
 9/11/2009     3.77     4.12
 9/14/2009     3.88     4.15
 9/15/2009      3.8     4.13
 9/16/2009     3.87     4.17
 9/17/2009     3.87     4.16
 9/18/2009     4.04     4.16
 9/21/2009     3.95     4.15
 9/22/2009   3.9505     4.18
 9/23/2009     3.92     4.15
 9/24/2009     3.85     4.13
 9/25/2009     3.84     4.13
 9/28/2009     3.87     4.17
 9/29/2009     3.91     4.17
 9/30/2009      3.9     4.15
 10/1/2009     3.87     4.09
 10/2/2009     3.82     4.08
 10/5/2009     3.88     4.12
 10/6/2009     3.95     4.16
 10/7/2009     3.92     4.15
 10/8/2009     3.92     4.18
 10/9/2009     3.92     4.19
10/12/2009     3.91      4.2
10/13/2009     3.95     4.18
10/14/2009     3.87     4.23
10/15/2009     3.93     4.25
10/16/2009     3.93     4.23
10/19/2009     3.97     4.26
10/20/2009     3.89     4.21
10/21/2009      3.9     4.19
10/22/2009     3.87     4.22
10/23/2009     3.84      4.2
10/26/2009     3.81     4.16
10/27/2009      3.8     4.15
10/28/2009     3.67      4.1
10/29/2009     3.68     4.16
10/30/2009     3.53     4.08
 11/2/2009     3.57      4.1
 11/3/2009     3.57      4.1
 11/4/2009     3.61      4.1
 11/5/2009     3.66     4.15
 11/6/2009     3.66     4.15
 11/9/2009     3.74      4.2
11/10/2009      3.7      4.2
11/11/2009     3.69     4.21
11/12/2009     3.67     4.18
11/13/2009     3.69     4.19
11/16/2009     3.67     4.23
11/17/2009     3.66      4.2
11/18/2009     3.64     4.21
11/19/2009     3.62     4.18
11/20/2009     3.63     4.17
11/23/2009     3.62      4.2
11/24/2009     3.64      4.2
11/25/2009     3.68     4.22
11/27/2009   3.6301     4.17
11/30/2009     3.65     4.19

             Premium/
             Discount
             --------
 12/1/2008    -28.857
 12/2/2008    -31.564
 12/3/2008    -30.495
 12/4/2008    -30.878
 12/5/2008    -31.921
 12/8/2008    -30.495
 12/9/2008    -31.944
12/10/2008    -32.418
12/11/2008    -33.705
12/12/2008     -33.13
12/15/2008   -32.8969
12/16/2008    -31.528
12/17/2008    -28.415
12/18/2008    -28.571
12/19/2008     -23.77
12/22/2008    -21.429
12/23/2008     -20.11
12/24/2008    -19.178
12/26/2008    -19.891
12/29/2008    -21.918
12/30/2008    -20.632
12/31/2008    -20.106
  1/2/2009    -17.277
  1/5/2009    -18.325
  1/6/2009    -18.814
  1/7/2009    -17.493
  1/8/2009    -18.701
  1/9/2009    -17.755
 1/12/2009    -17.772
 1/13/2009    -18.519
 1/14/2009    -19.245
 1/15/2009    -18.699
 1/16/2009    -16.442
 1/20/2009    -17.367
 1/21/2009    -17.781
 1/22/2009        -16
 1/23/2009    -15.512
 1/26/2009    -16.343
 1/27/2009    -15.427
 1/28/2009    -13.624
 1/29/2009    -15.746
 1/30/2009    -16.992
  2/2/2009    -14.167
  2/3/2009    -13.812
  2/4/2009    -15.278
  2/5/2009    -14.365
  2/6/2009    -14.714
  2/9/2009    -14.324
 2/10/2009    -16.575
 2/11/2009    -16.804
 2/12/2009    -17.308
 2/13/2009    -16.022
 2/17/2009    -20.228
 2/18/2009    -20.115
 2/19/2009    -21.965
 2/20/2009    -24.128
 2/23/2009    -27.353
 2/24/2009    -19.825
 2/25/2009    -22.741
 2/26/2009    -23.099
 2/27/2009    -23.235
  3/2/2009    -28.313
  3/3/2009    -26.444
  3/4/2009    -24.471
  3/5/2009    -27.469
  3/6/2009    -29.321
  3/9/2009    -26.623
 3/10/2009    -22.611
 3/11/2009     -23.81
 3/12/2009     -22.36
 3/13/2009    -22.769
 3/16/2009    -21.779
 3/17/2009    -22.018
 3/18/2009    -21.223
 3/19/2009    -22.561
 3/20/2009    -21.006
 3/23/2009    -19.048
 3/24/2009    -21.321
 3/25/2009    -20.772
 3/26/2009    -18.584
 3/27/2009    -19.881
 3/30/2009    -21.687
 3/31/2009    -20.536
  4/1/2009    -18.289
  4/2/2009    -18.129
  4/3/2009     -19.42
  4/6/2009     -20.93
  4/7/2009    -20.235
  4/8/2009    -20.408
  4/9/2009    -18.625
 4/13/2009    -18.803
 4/14/2009    -19.308
 4/15/2009    -18.519
 4/16/2009    -16.714
 4/17/2009    -15.537
 4/20/2009    -16.185
 4/21/2009    -16.763
 4/22/2009    -15.988
 4/23/2009     -16.43
 4/24/2009    -18.052
 4/27/2009    -18.966
 4/28/2009    -18.857
 4/29/2009    -18.539
 4/30/2009    -17.647
  5/1/2009    -17.827
  5/4/2009    -17.213
  5/5/2009     -17.26
  5/6/2009    -17.027
  5/7/2009    -16.621
  5/8/2009    -15.282
 5/11/2009    -16.043
 5/12/2009    -15.995
 5/13/2009    -16.755
 5/14/2009    -17.281
 5/15/2009    -17.308
 5/18/2009    -17.251
 5/19/2009    -16.393
 5/20/2009     -16.94
 5/21/2009    -19.777
 5/22/2009    -18.733
 5/26/2009    -18.207
 5/27/2009    -17.264
 5/28/2009    -17.615
 5/29/2009    -17.473
  6/1/2009    -15.915
  6/2/2009    -16.623
  6/3/2009    -18.037
  6/4/2009    -16.053
  6/5/2009    -16.316
  6/8/2009    -17.368
  6/9/2009    -17.105
 6/10/2009    -17.323
 6/11/2009    -16.754
 6/12/2009    -16.406
 6/15/2009    -16.579
 6/16/2009    -16.622
 6/17/2009    -15.633
 6/18/2009     -16.89
 6/19/2009    -15.241
 6/22/2009    -15.217
 6/23/2009     -16.77
 6/24/2009    -16.173
 6/25/2009    -15.733
 6/26/2009    -16.223
 6/29/2009    -16.392
 6/30/2009    -15.915
  7/1/2009    -16.623
  7/2/2009    -16.086
  7/6/2009    -16.043
  7/7/2009    -15.718
  7/8/2009    -16.576
  7/9/2009    -16.264
 7/10/2009    -14.905
 7/13/2009    -16.043
 7/14/2009    -17.287
 7/15/2009    -16.798
 7/16/2009    -15.927
 7/17/2009    -16.104
 7/20/2009    -16.452
 7/21/2009    -17.358
 7/22/2009    -17.829
 7/23/2009    -16.582
 7/24/2009    -15.267
 7/27/2009    -12.626
 7/28/2009    -14.684
 7/29/2009    -14.721
 7/30/2009    -14.141
 7/31/2009    -14.035
  8/3/2009    -12.438
  8/4/2009    -12.159
  8/5/2009     -9.453
  8/6/2009     -10.25
  8/7/2009     -10.67
 8/10/2009    -10.149
 8/11/2009    -10.224
 8/12/2009     -8.706
 8/13/2009     -7.692
 8/14/2009     -8.458
 8/17/2009     -9.824
 8/18/2009     -8.333
 8/19/2009    -10.302
 8/20/2009    -10.777
 8/21/2009    -11.194
 8/24/2009    -10.918
 8/25/2009     -9.406
 8/26/2009     -9.406
 8/27/2009      -9.63
 8/31/2009     -9.158
  9/1/2009    -11.809
  9/2/2009    -11.335
  9/3/2009       -9.5
  9/4/2009     -9.926
  9/8/2009     -9.877
  9/9/2009     -9.559
 9/10/2009     -9.002
 9/11/2009     -8.495
 9/14/2009     -6.506
 9/15/2009      -7.99
 9/16/2009     -7.194
 9/17/2009     -6.971
 9/18/2009     -2.885
 9/21/2009     -4.819
 9/22/2009      -5.49
 9/23/2009     -5.542
 9/24/2009      -6.78
 9/25/2009     -7.022
 9/28/2009     -7.194
 9/29/2009     -6.235
 9/30/2009     -6.024
 10/1/2009     -5.379
 10/2/2009     -6.373
 10/5/2009     -5.825
 10/6/2009     -5.048
 10/7/2009     -5.542
 10/8/2009      -6.22
 10/9/2009     -6.444
10/12/2009     -6.905
10/13/2009     -5.502
10/14/2009     -8.511
10/15/2009     -7.529
10/16/2009     -7.092
10/19/2009     -6.808
10/20/2009     -7.601
10/21/2009     -6.921
10/22/2009     -8.294
10/23/2009     -8.571
10/26/2009     -8.413
10/27/2009     -8.434
10/28/2009    -10.488
10/29/2009    -11.538
10/30/2009     -13.48
 11/2/2009    -12.927
 11/3/2009    -12.927
 11/4/2009    -11.951
 11/5/2009    -11.807
 11/6/2009    -11.807
 11/9/2009    -10.952
11/10/2009    -11.905
11/11/2009    -12.352
11/12/2009    -12.201
11/13/2009    -11.933
11/16/2009    -13.239
11/17/2009    -12.857
11/18/2009    -13.539
11/19/2009    -13.397
11/20/2009     -12.95
11/23/2009     -13.81
11/24/2009    -13.333
11/25/2009    -12.796
11/27/2009    -12.947
11/30/2009    -12.888

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

                         CWF AS A % OF TOTAL INVESTMENTS
                            (As of November 30, 2009)

                                  (PIE CHART)

Equities       55.8%
Fixed Income   43.7%
Cash            0.5%

HOW IS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?

As shown in the chart above, as of November 30, 2009, the percentage of the Fund's total investments held in equities and fixed income was 55.8% and 43.7%, respectively. The Fund continues to be overweight high quality, higher dividend paying securities. In the Equity portion of the portfolio, securities related to the Financial Services Group (Banks, Financials and Real Estate) represent the largest allocation from both an absolute and relative perspective, as depicted in the graph below. The Financials weighting has been increased as the financial markets have recovered. Technology and Consumer Staples are the largest underweights within the portfolio at November 30, 2009.

               FUND EQUITY ALLOCATION AS A % OF TOTAL INVESTMENTS
                            (As of November 30, 2009)

                                  (PIE CHART)

Fixed Income   43.7%
Equities       55.8%
Cash            0.5%

Banks                         5.4%
Basic Materials               0.8%
Energy                        9.6%
Consumer Staples              3.6%
Consumer Discretionary        4.3%
Financials                    6.6%
Healthcare                    6.9%
Industrials                   4.6%
Real Estate                   4.7%
Technology                    2.8%
Telecommunication Services    3.1%
Transportation                1.3%
Utilities                     2.1%

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

            FUND FIXED INCOME ALLOCATION AS A % OF TOTAL INVESTMENTS
                            (As of November 30, 2009)

                                  (PIE CHART)

Cash            0.5%
Fixed Income   43.7%
Equities       55.8%

Basic Industry             4.4%
Cable Television           3.6%
Consumer Products          0.2%
Energy                     9.3%
Gaming                     2.4%
Healthcare                 1.5%
Metals & Mining            4.1%
Paper & Forest Products    1.8%
Real Estate                0.5%
Retail                     2.4%
Services                   3.8%
Telecommunications         3.3%
Transportation             2.0%
Utilities                  4.4%

We intend to remain conservatively positioned and well diversified in he fixed income portion of the Fund relative to the overall high yield market. Our primary goal with the Fund's fixed income investments is to contribute a stable income stream to help support the Fund's monthly distribution. Towards that end, we own bonds from primarily BB-rated and B-rated issuers. Our bond portfolio is currently overweighted versus the high yield market in Utilities and Cable Television, industries that have historically been relatively stable. As shown above, at the end of November, the bond portfolio had no direct exposure to Financial issuers, including Banks and Insurance companies.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

WHAT ARE THE TOP 10 EQUITY HOLDINGS BY PERCENTAGE OF TOTAL INVESTMENTS?

               TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS
                            (AS OF NOVEMBER 30, 2009)

                                             % OF TOTAL
TICKER               SECURITY               INVESTMENTS
------   --------------------------------   -----------
JPM      JPMorgan Chase & Company              3.1%
OXY      Occidental Petroleum Corporation      2.8%
NLY      Annaly Capital Management, Inc.       2.7%
MET      MetLife, Inc.                         2.5%
ETP      Energy Transfer Partners LP           2.3%
PFE      Pfizer Inc.                           2.2%
XOM      Exxon Mobil Corporation               2.1%
MMM      3M Company                            1.9%
ACE      Ace Limited                           1.8%
MRK      Merck & Company, Inc.                 1.8%

                     DEFINITION OF THE COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH HIGH YIELD CASH PAY INDEX is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

MORGAN STANLEY REIT INDEX is an unmanaged total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

UTILIZATION OF LEVERAGE (UNAUDITED)

The Chartwell Dividend and Income Fund, Inc. has utilized leverage through the issuance of commercial paper. As of November 30, 2009, the Fund had approximately $10 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and NAV of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. In this example, the Fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the Fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the common stock will be reduced or eliminated completely. At the same time, the market value on the Fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the common stock's NAV will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's commercial paper does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's common stock may also decline.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

SCHEDULE OF INVESTMENTS

ASSET CLASS WEIGHTINGS (UNAUDITED)+:

                                   (BAR CHART)

Common Stock            60.3%
Exchange Traded Fund     2.0%
Preferred Stock          1.7%
Corporate Notes/Bonds   50.1%
Cash Equivalent          0.6%

+    Percentages are based on total net assets of $70,852,629.

Total Investments including leverage are $81,237,267.

                                                       NUMBER OF      MARKET
                                                        SHARES         VALUE
                                                      ----------   ------------
COMMON STOCK--60.3%
AEROSPACE & DEFENSE--1.4%
Honeywell International, Inc. .....................       25,000   $    961,750
                                                                   ------------
BANKS--4.1%
JPMorgan Chase & Company ..........................       60,000      2,549,400
National Penn Bancshares, Inc. ....................       64,415        355,571
                                                                   ------------
                                                                      2,904,971
                                                                   ------------
BEVERAGES--1.3%
Coca-Cola Company .................................        5,000        286,000
PepsiCo, Inc. .....................................       10,000        622,200
                                                                   ------------
                                                                        908,200
                                                                   ------------
COMPUTERS & PERIPHERALS--1.4%
Hewlett-Packard Company ...........................       20,000        981,200
                                                                   ------------
ELECTRICAL EQUIPMENT--1.8%
Emerson Electric Company ..........................       30,000      1,242,300
                                                                   ------------
ENERGY--11.0%
Copano Energy LLC (A) .............................       30,000        606,000
Energy Transfer Partners LP (A) ...................       42,500      1,839,825
Enterprise Products Partners LP (A) ...............       20,000        595,800
Exxon Mobil Corporation ...........................       23,000      1,726,610
General Maritime Corporation ......................      105,000        742,350

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                                                       NUMBER OF      MARKET
                                                        SHARES         VALUE
                                                      ----------   ------------
COMMON STOCK (CONTINUED)
ENERGY (CONTINUED)
Occidental Petroleum Corporation ..................       28,000   $  2,262,120
                                                                   ------------
                                                                      7,772,705
                                                                   ------------
FINANCIAL--6.5%
ACE Limited .......................................       30,000      1,461,300
Lincoln National Corporation ......................       26,700        611,697
MetLife, Inc. .....................................       60,000      2,051,400
Star Asia Financial Limited*+ (B)(C) ..............       15,000        471,900
                                                                   ------------
                                                                      4,596,297
                                                                   ------------
FOOD & STAPLES RETAILING--0.9%
CVS Caremark Corporation ..........................       20,000        620,200
                                                                   ------------
FOOD, BEVERAGE & TOBACCO--1.1%
Kraft Foods, Inc., Class A ........................       10,000        265,800
Philip Morris International, Inc. .................       10,000        480,900
                                                                   ------------
                                                                        746,700
                                                                   ------------
HEALTHCARE--7.9%
Abbott Laboratories ...............................       20,000      1,089,800
Bristol-Myers Squibb Company ......................       50,000      1,265,500
Merck & Company, Inc. .............................       40,000      1,448,400
Pfizer, Inc. ......................................      100,000      1,817,000
                                                                   ------------
                                                                      5,620,700
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Darden Restaurants, Inc. ..........................       20,000        628,600
                                                                   ------------
INDUSTRIAL CONGLOMERATES--2.2%
3M Company ........................................       20,000      1,548,800
                                                                   ------------
METALS & MINING--0.8%
BHP Billiton Limited ADR ..........................        8,000        602,400
                                                                   ------------
MULTILINE RETAIL--2.4%
JC Penney Company, Inc. ...........................       15,000        431,100
Target Corporation ................................       28,000      1,303,680
                                                                   ------------
                                                                      1,734,780
                                                                   ------------
PERSONAL PRODUCTS--1.0%
Avon Products, Inc. ...............................       20,000        685,000
                                                                   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                                                       NUMBER OF      MARKET
                                                        SHARES         VALUE
                                                      ----------   ------------
COMMON STOCK (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS--4.7%
Annaly Capital Management, Inc. ...................      120,000   $  2,209,200
MFA Mortgage Investments, Inc. ....................      150,000      1,135,500
                                                                   ------------
                                                                      3,344,700
                                                                   ------------
ROAD & RAIL--0.9%
Union Pacific Corporation .........................       10,000        632,600
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.8%
Intel Corporation .................................       20,000        384,000
Microchip Technology, Inc. ........................       35,000        918,750
                                                                   ------------
                                                                      1,302,750
                                                                   ------------
SPECIALTY RETAIL--1.6%
Limited Brands, Inc. ..............................       70,000      1,161,300
                                                                   ------------
TELECOMMUNICATIONS--3.6%
AT&T, Inc. ........................................       40,500      1,091,070
Frontier Communications Corporation ...............      125,000        987,500
Verizon Communications, Inc. ......................       15,000        471,900
                                                                   ------------
                                                                      2,550,470
                                                                   ------------
TRANSPORTATION--0.6%
Seaspan Corporation ...............................       50,000        455,000
                                                                   ------------
UTILITIES--2.4%
Exelon Corporation ................................       15,000        722,700
Southern Company ..................................       30,000        962,700
                                                                   ------------
                                                                      1,685,400
                                                                   ------------
TOTAL COMMON STOCK (COST $40,225,622) .............                  42,686,823
                                                                   ------------
EXCHANGE TRADED FUNDS--2.0%
SPDR KBW Bank .....................................       65,000      1,436,500
                                                                   ------------
TOTAL EXCHANGE TRADED FUNDS (COST $871,731) .......                   1,436,500
                                                                   ------------
PREFERRED STOCK--1.7%
FINANCIAL--1.1%
Solar Cayman Limited*+ (B) ........................       80,000        776,000
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS--0.6%
FelCor Lodging Trust, Inc. ........................       40,000        433,600
                                                                   ------------
TOTAL PREFERRED STOCK (COST $2,200,000) ...........                   1,209,600
                                                                   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                                                       PRINCIPAL      MARKET
                                                        AMOUNT         VALUE
                                                      ----------   ------------
CORPORATE NOTES/BONDS--50.1%
BASIC INDUSTRY--2.7%
H&E Equipment Services, Inc.
   8.375%, 07/15/16 ...............................   $1,175,000   $  1,145,625
Trimas Corporation
   9.875%, 06/15/12 ...............................      772,000        741,120
                                                                   ------------
                                                                      1,886,745
                                                                   ------------
BUILDING MATERIALS--1.1%
Gibraltar Industries, Inc.
   8.000%, 12/01/15 ...............................      840,000        798,000
                                                                   ------------
CABLE TELEVISION--4.0%
Cequel Communications Holdings I LLC and Cequel
Capital Corporation+
   8.625%, 11/15/17 ...............................      500,000        495,000
CSC Holdings, Inc.
   7.875%, 02/15/18 ...............................      750,000        770,625
Echostar DBS Corporation
   6.625%, 10/01/14 ...............................      500,000        491,250
Mediacom Broadband LLC
   8.500%, 10/15/15 ...............................      750,000        746,250
Virgin Media Finance PLC
   9.500%, 08/15/16 ...............................      350,000        369,250
                                                                   ------------
                                                                      2,872,375
                                                                   ------------
CONSTRUCTION MATERIALS--1.1%
Headwaters, Inc.+
   11.375%, 11/01/14 ..............................      750,000        770,625
                                                                   ------------
CONSUMER STAPLES--0.3%
Dean Foods Company
   7.000%, 06/01/16 ...............................      200,000        194,000
                                                                   ------------
ENERGY--8.1%
Antero Resources Finance Corporation+
   9.375%, 12/01/17 ...............................      500,000        503,750
Cie Generale de Geophysique
   7.750%, 05/15/17 ...............................      500,000        496,875

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                                                       PRINCIPAL      MARKET
                                                        AMOUNT         VALUE
                                                      ----------   ------------
CORPORATE NOTES/BONDS (CONTINUED)
ENERGY (CONTINUED)
Cimarex Energy Company
   7.125%, 05/01/17 ...............................   $  650,000   $    650,812
Complete Production Services, Inc.
   8.000%, 12/15/16 ...............................      780,000        768,300
Concho Resources, Inc.
   8.625%, 10/01/17 ...............................      500,000        516,250
Copano Energy LLC
   8.125%, 03/01/16 ...............................      935,000        939,675
Linn Energy LLC
   9.875%, 07/01/18 ...............................      185,000        194,250
Newfield Exploration Company
   6.625%, 04/15/16 ...............................      450,000        445,500
Plains Exploration & Production Company
   7.625%, 06/01/18 ...............................      500,000        490,000
Range Resources Corporation
   7.500%, 05/15/16 ...............................      750,000        757,500
                                                                   ------------
                                                                      5,762,912
                                                                   ------------
FIREARMS AND AMMUNITION--1.1%
Colt Defense LLC+
   8.750%, 11/15/17 ...............................      750,000        757,500
                                                                   ------------
GAMING--2.7%
MTR Gaming Group, Inc.
   9.000%, 06/01/12 ...............................      700,000        542,500
Seneca Gaming Corporation
   7.250%, 05/01/12 ...............................    1,000,000        985,000
Yonkers Racing Corporation+
   11.375%, 07/15/16 ..............................      400,000        418,000
                                                                   ------------
                                                                      1,945,500
                                                                   ------------
HEALTHCARE--1.6%
HCA Inc.
   9.125%, 11/15/14 ...............................      500,000        523,750
Omnicare, Inc.
   6.875%, 12/15/15 ...............................      650,000        627,250
                                                                   ------------
                                                                      1,151,000
                                                                   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                                                       PRINCIPAL      MARKET
                                                        AMOUNT         VALUE
                                                      ----------   ------------
CORPORATE NOTES/BONDS (CONTINUED)
INDUSTRIAL--1.9%
Anixter, Inc.
   10.000%, 03/15/14 ..............................   $1,000,000   $  1,097,500
United Rentals North America, Inc.+
   10.875%, 06/15/16 ..............................      270,000        288,225
                                                                   ------------
                                                                      1,385,725
                                                                   ------------
LEISURE--0.7%
Universal City Development Partners Limited+
   8.875%, 11/15/15 ...............................      500,000        488,750
                                                                   ------------
METALS & MINING--2.5%
Arch Western Finance LLC
   6.750%, 07/01/13 ...............................      500,000        500,000
Cloud Peak Energy Resources LLC+
   8.500%, 12/15/19 ...............................      500,000        497,500
Steel Dynamics, Inc.
   7.375%, 11/01/12 ...............................      750,000        751,875
                                                                   ------------
                                                                      1,749,375
                                                                   ------------
PAPER & FOREST PRODUCTS--3.2%
PE Paper Escrow+
   12.000%, 08/01/14 ..............................      250,000        274,868
P H Glatfelter
   7.125%, 05/01/16 ...............................    1,190,000      1,185,538
U.S. Corrugated (B)
   10.000%, 06/01/13 ..............................    1,000,000        850,000
                                                                   ------------
                                                                      2,310,406
                                                                   ------------
REAL ESTATE MANAGEMENT--0.6%
Corrections Corp of America
   7.750%, 06/01/17 ...............................      300,000        313,500
Geo Group, Inc.+
   7.750%, 10/15/17 ...............................       80,000         81,600
                                                                   ------------
                                                                        395,100
                                                                   ------------
RETAIL--2.8%
Brown Shoe Company, Inc.
   8.750%, 05/01/12 ...............................      700,000        707,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                                                       PRINCIPAL      MARKET
                                                        AMOUNT         VALUE
                                                      ----------   ------------
CORPORATE NOTES/BONDS (CONTINUED)
RETAIL (CONTINUED)
Couche-Tard US LP
   7.500%, 12/15/13 ...............................   $  500,000   $    508,125
Sonic Automotive, Inc., Series B
   8.625%, 08/15/13 ...............................      750,000        742,500
                                                                   ------------
                                                                      1,957,625
                                                                   ------------
ROAD & RAIL--1.0%
RailAmerica, Inc.+
   9.250%, 07/01/17 ...............................      675,000        708,750
                                                                   ------------
SERVICES--2.2%
ARAMARK Corporation
   8.500%, 02/01/15 ...............................      500,000        503,750
KAR Holdings, Inc.
   8.750%, 05/01/14 ...............................      770,000        785,400
Mobile Mini, Inc.
   9.750%, 08/01/14 ...............................      250,000        260,000
                                                                   ------------
                                                                      1,549,150
                                                                   ------------
TELECOMMUNICATIONS--3.8%
Cincinnati Bell, Inc.
   8.375%, 01/15/14 ...............................      750,000        749,062
Clearwire Communications LLC+
   12.000%, 12/01/15 ..............................      750,000        743,438
Frontier Communications Corporation
   8.250%, 05/01/14 ...............................      150,000        154,875
Hughes Network Systems LLC
   9.500%, 04/15/14 ...............................    1,000,000      1,015,000
                                                                   ------------
                                                                      2,662,375
                                                                   ------------
TRANSPORTATION--1.3%
Stena AB
   7.500%, 11/01/13 ...............................      950,000        914,375
                                                                   ------------
UTILITIES--7.4%
AES Corporation+
   9.750%, 04/15/16 ...............................      500,000        541,250
Amerigas Partners LP
   7.250%, 05/20/15 ...............................      750,000        742,500

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                                                       PRINCIPAL
                                                        AMOUNT/
                                                       NUMBER OF      MARKET
                                                        SHARES         VALUE
                                                      ----------   ------------
CORPORATE NOTES/BONDS (CONTINUED)
UTILITIES (CONTINUED)
Edison Mission Energy
   7.000%, 05/15/17 ...............................   $  650,000   $    477,750
Elwood Energy LLC
   8.159%, 07/05/26 ...............................      872,794        787,392
Ferrellgas Partners LP
   6.750%, 05/01/14 ...............................      400,000        386,000
Ferrellgas Partners LP+
   9.125%, 10/01/17 ...............................      100,000        104,500
Ipalco Enterprises, Inc.+
   7.250%, 04/01/16 ...............................      500,000        501,250
North American Energy Alliance LLC+
   10.875%, 06/01/16 ..............................      400,000        419,000
Sierra Pacific Resources
   8.625%, 03/15/14 ...............................      750,000        779,062
Southern Star Central Corporation
   6.750%, 03/01/16 ...............................      350,000        336,000
Suburban Propane Partners LP
   6.875%, 12/15/13 ...............................      190,000        188,100
                                                                   ------------
                                                                      5,262,804
                                                                   ------------
TOTAL CORPORATE NOTES/BONDS (COST $35,552,676) ....                  35,523,092
                                                                   ------------
CASH EQUIVALENT--0.6%
SEI Daily Income Trust, Prime Obligations Fund,
   Class A, 0.130% (D) ............................      381,252        381,252
                                                                   ------------
TOTAL CASH EQUIVALENT (COST $381,252) .............                     381,252
                                                                   ------------
TOTAL INVESTMENTS--114.7% (COST $79,231,281) ......                  81,237,267
                                                                   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                        WRITTEN       MARKET
                                                       CONTRACTS       VALUE
                                                      ----------   ------------
COVERED CALL OPTIONS WRITTEN--(0.2)%
Abbott Laboratories, Expires: 12/19/09,
   Strike Price: $55 ..............................         (200)  $    (12,000)
Annaly Capital Management, Inc., Expires: 12/19/09,
   Strike Price: $18 ..............................         (145)        (8,265)
Avon Products, Inc., Expires: 12/19/09,
   Strike Price: $35 ..............................         (200)       (10,000)
CVS Caremark Corporation, Expires: 12/19/09,
   Strike Price: $31 ..............................         (200)       (16,000)
Emerson Electric Company, Expires: 12/19/09,
   Strike Price: $44 ..............................         (300)        (4,500)
Merck & Company, Inc., Expires: 12/19/09,
   Strike Price: $36 ..............................         (400)       (37,600)
Union Pacific Corporation, Expires: 12/19/09,
   Strike Price: $65 ..............................         (100)        (8,500)
Verizon Communications, Inc., Expires: 12/19/09,
   Strike Price: $31 ..............................         (150)       (12,450)
                                                                   ------------
TOTAL WRITTEN OPTION
   (PREMIUMS RECEIVED $137,078) ...................                    (109,315)
                                                                   ------------
OTHER LIABILITIES IN EXCESS OF ASSETS--(14.5)% ....                 (10,275,323)
                                                                   ------------
NET ASSETS--100.0% ................................                $ 70,852,629
                                                                   ============

*    Non - income producing security.

+ Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. At November 30, 2009, these securities amounted to $8,841,906 or 12.5% of net assets.

(A) Securities considered Master Limited Partnerships. At November 30, 2009, these securities amounted to $3,041,625 or 4.3% of net assets.

(B)  Securities fair valued in accordance with Fair Value Procedures
     (See Note 1).

(C) Security is illiquid. The total value of illiquid securities as of November 30, 2009 was $471,900 or 0.7% of net assets.

(D)  The rate reported is the 7-day effective yield as of November 30, 2009.

ADR  American Depositary Receipt

LLC  Limited Liability Company

LP   Limited Partnership

PLC  Public Limited Company

SPDR Standard & Poor's Depository Receipts

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 2009

ASSETS:
Investments, at value (cost $79,231,281) (Note 1) .......   $  81,237,267
Interest receivable .....................................         660,449
Dividends receivable ....................................         175,452
Prepaid expenses and other assets .......................          46,241
                                                            -------------
      Total assets ......................................      82,119,409
                                                            -------------
LIABILITIES:
Commercial paper (Note 4) ...............................       9,951,722
Payable for investment securities purchased .............         848,290
Covered call options written, at value
   (premiums received--$137,078) (Note 1) ...............         109,315
Payable for investment management fees (Note 2) .........          56,249
Payable to custodian ....................................          27,812
Payable for administration fees (Note 2) ................          12,329
Accrued expenses and other liabilities ..................         261,063
                                                            -------------
      Total liabilities .................................      11,266,780
                                                            -------------
NET ASSETS ..............................................   $  70,852,629
                                                            =============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value
      (authorized 100,000,000 shares) ...................   $     169,060
   Additional paid-in capital ...........................     172,817,983
   Distributions in excess of net investment income .....        (244,104)
   Accumulated net realized losses on investments and
      written call options ..............................    (103,924,059)
   Net unrealized appreciation on investments and
      written call options ..............................       2,033,749
                                                            -------------
NET ASSETS ..............................................   $  70,852,629
                                                            =============
NET ASSET VALUE PER SHARE:
   $70,852,629 / 16,905,967 shares of Common Stock issued
      and outstanding ...................................   $        4.19
                                                            =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
NOVEMBER 30, 2009

INVESTMENT INCOME:
Interest ................................................   $  3,233,159
Dividends ...............................................      2,089,536
Foreign taxes withheld ..................................         (1,260)
                                                            ------------
      Total investment income ...........................      5,321,435
                                                            ------------
EXPENSES:
Investment management fees (Note 2) .....................        701,467
Commercial paper fees ...................................        202,541
Legal fees ..............................................        154,618
Administration fees (Note 2) ............................        150,000
Transfer agent fees .....................................         84,301
Audit fees ..............................................         56,137
Printing and shareholder reports ........................         40,215
Directors' fees and expenses ............................         27,000
Custodian fees ..........................................         18,049
Registration fees .......................................         17,890
Insurance fees ..........................................         16,650
Other operating expenses ................................         32,533
                                                            ------------
   Total operating expenses .............................      1,501,401
                                                            ------------
Interest expense (Note 4) ...............................        421,621
                                                            ------------
   Total expenses .......................................      1,923,022
      Less: Investment management fees waived (Note 2) ..        (73,887)
                                                            ------------
      Net expenses ......................................      1,849,135
                                                            ------------
      NET INVESTMENT INCOME .............................      3,472,300
                                                            ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments ........................    (45,381,796)
Net realized gain on written call options ...............      1,385,878
Change in net unrealized appreciation
   on investments and written call options ..............     56,252,324
                                                            ------------
Net realized and unrealized gain on investments
   and written call options .............................     12,256,406
                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....   $ 15,728,706
                                                            ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
NOVEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
   Net increase in net assets resulting from operations ..............   $ 15,728,706
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
      Purchase of long-term portfolio investments ....................    (53,456,233)
      Proceeds from sales of long-term portfolio investments .........     54,050,052
      Net purchase of short-term portfolio investments ...............    (45,590,253)
      Net proceeds from sales of short-term portfolio investments ....     45,209,001
      Realized gain on written call options ..........................     (1,385,878)
      Premiums received from options written .........................      8,855,682
      Premiums paid to closed options ................................     (7,847,085)
      Amortization of premiums on investments ........................        (57,694)
      Realized losses from security transactions .....................     45,381,796
      Change in unrealized appreciation from security
         transactions and written call options .......................    (56,252,324)
      Decrease in interest receivable ................................        208,909
      Increase in dividends receivable ...............................        (38,227)
      Decrease in prepaid expenses and other assets ..................         11,323
      Decrease in payable for securities purchased ...................       (604,116)
      Decrease in payable for investment management fees .............         (3,336)
      Increase in payable for administration fees ....................          5,319
      Increase in payable to custodian ...............................         27,812
      Increase in accrued expenses and other liabilities .............         29,491
                                                                         ------------
         Net cash provided by operating activities ...................      4,272,945
                                                                         ------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Cash dividends paid to shareholders ...............................     (6,897,633)
   Increase in commercial paper, at value ............................          9,902
                                                                         ------------
      Net cash used in financing activities ..........................     (6,887,731)
                                                                         ------------
      Net decrease in cash ...........................................     (2,614,786)
CASH
      Cash at beginning of year ......................................      2,614,786
                                                                         ------------
      Cash at end of year ............................................   $         --
                                                                         ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE        FOR THE
                                                         YEAR ENDED     YEAR ENDED
                                                        NOVEMBER 30,   NOVEMBER 30,
                                                            2009           2008
                                                        ------------   ------------
OPERATIONS:
   Net investment income ............................   $  3,472,300   $  9,420,942
   Net realized loss on investments .................    (45,381,796)   (37,833,912)
   Net realized gain on written call options ........      1,385,878      8,825,538
   Change in net unrealized appreciation
      (depreciation) on investments and written
      call options ..................................     56,252,324    (41,822,635)
                                                        ------------   ------------
Net increase (decrease) in net assets resulting
   from operations ..................................     15,728,706    (61,410,067)
                                                        ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income ............................     (6,607,782)    (9,913,146)
   Tax return of capital ............................       (289,851)    (4,609,079)
                                                        ------------   ------------
Net decrease in net assets resulting from
   dividends and distributions ......................     (6,897,633)   (14,522,225)
                                                        ------------   ------------
Total increase (decrease) in net assets .............      8,831,073    (75,932,292)
                                                        ------------   ------------
NET ASSETS:
   Beginning of year ................................     62,021,556    137,953,848
                                                        ------------   ------------
   End of year
      (including distributions in excess of net
      investment income $(244,104) and
      undistributed net investment income of
      $703,046, respectively) .......................   $ 70,852,629   $ 62,021,556
                                                        ============   ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS

                                                              FOR THE YEARS ENDED
                                                                  NOVEMBER 30,
                                                              -------------------
                                                                2009       2008
                                                              --------   --------
NET ASSET VALUE, BEGINNING OF YEAR ........................   $   3.67   $   8.16
                                                              --------   --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS: (1)
   Net investment income ..................................       0.21       0.56
   Net realized and unrealized gain (loss) on investment
      transactions and written call options ...............       0.72       4.19)
                                                              --------   --------
      Total from investment operations ....................       0.93      (3.63)
                                                              --------   --------
LESS DIVIDENDS:
   Dividends from net investment income ...................      (0.39)     (0.59)
   Tax return of capital ..................................      (0.02)     (0.27)
                                                              --------   --------
      Total dividends .....................................      (0.41)     (0.86)
                                                              --------   --------
NET ASSET VALUE, END OF YEAR ..............................   $   4.19   $   3.67
                                                              ========   ========
MARKET VALUE, END OF YEAR .................................   $   3.65   $   2.60
                                                              ========   ========
TOTAL RETURN BASED ON: (2)
   Net asset value ........................................      29.42%    (47.75)%
                                                              ========   ========
   Market value ...........................................      59.14%    (58.90)%
                                                              ========   ========
RATIOS AND SUPPLEMENTAL DATA: (3)
   Net assets, end of period (000 omitted) ................   $ 70,853   $ 62,022
                                                              ========   ========
   Total expenses including waiver of fees ................       2.50%      2.41%
   Total expenses excluding waiver of fees ................       2.60%      2.51%
   Total operating expenses including waiver of fees (4)...       1.66%      1.22%
   Total operating expenses excluding waiver of fees (4)...       1.76%      1.32%
   Commercial paper fees and interest expense .............       0.85%      1.19%
   Net investment income including waiver of fees .........       4.71%      5.97%
   Portfolio turnover .....................................         73%        54%
LEVERAGE ANALYSIS:
   Aggregate amount outstanding at end of year
      (000 omitted) .......................................   $ 10,000   $ 10,000
   Average daily balance of amortized cost of commercial
      paper outstanding (000 omitted) .....................   $  9,960   $ 47,921
   Asset coverage per $1,000 at end of year ...............   $  7,425   $ 15,880

----------
(1)  Based on average shares outstanding.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value can be significantly greater or less than investment returns based on net asset value. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3) Ratios are stated as a percentage of managed net assets which includes any liabilities constituting indebtedness in connection with financial leverage.

(4)  Exclusive of commercial paper fees and interest expense.
Amounts designated as "__" are $0.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                                                              FOR THE YEARS ENDED
                                                                 NOVEMBER 30,
                                                              -------------------
                                                                2007       2006
                                                              --------   --------
NET ASSET VALUE, BEGINNING OF YEAR ........................   $   9.55   $   8.65
                                                              --------   --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS: (1)
   Net investment income ..................................       0.80       0.63
   Net realized and unrealized gain (loss) on investment
      transactions and written call options ...............      (1.30)      1.20
                                                              --------   --------
      Total from investment operations ....................      (0.50)      1.83
                                                              --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ...................      (0.84)     (0.93)
   Tax return of capital ..................................      (0.05)        --
                                                              --------   --------
      Total dividends .....................................      (0.89)     (0.93)
                                                              --------   --------
NET ASSET VALUE, END OF YEAR ..............................   $   8.16   $   9.55
                                                              ========   ========
MARKET VALUE, END OF YEAR .................................   $   7.35   $   9.78
                                                              ========   ========
TOTAL RETURN BASED ON: (2)
   Net asset value ........................................      (6.05)%    22.51%
                                                              ========   ========
   Market value ...........................................     (17.19)%     0.36%
                                                              ========   ========
RATIOS AND SUPPLEMENTAL DATA: (3)
   Net assets, end of year (000 omitted) ..................   $137,953   $160,613
                                                              ========   ========
   Total expenses including waiver of fees ................       2.69%      2.59%
   Total expenses excluding waiver of fees ................       2.79%      2.68%
   Total operating expenses including waiver of fees (4) ..       1.15%      1.13%
   Total operating expenses excluding waiver of fees (4) ..       1.26%      1.24%
   Commercial paper fees and interest expense .............       1.53%      1.44%
   Net investment income including waiver of fees .........       6.33%      5.07%
   Portfolio turnover .....................................         74%        96%
LEVERAGE ANALYSIS:
   Aggregate amount outstanding at end of year
      (000 omitted) .......................................   $ 55,000   $ 55,000
   Average daily balance of amortized cost of commercial
      paper outstanding (000 omitted) .....................   $ 54,790   $ 54,659
   Asset coverage per $1,000 at end of year ...............   $  3,903   $  3,980

----------
(1)  Based on average shares outstanding.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value can be significantly greater or less than investment returns based on net asset value. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.

(4)  Exclusive of commercial paper fees and interest expense.
Amounts designated as "--" are $0.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                FOR THE
                                                               YEAR ENDED
                                                              NOVEMBER 30,
                                                                  2005
                                                              ------------
NET ASSET VALUE, BEGINNING OF YEAR ........................     $   8.96
                                                                --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
   Net investment income ..................................         0.61
   Net realized and unrealized gain on investment
      transactions and written call options ...............         0.08
                                                                --------
      Total from investment operations ....................         0.69
                                                                --------
LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ...................        (0.53)
   Distributions in excess ................................        (0.01)
   Tax return of capital ..................................        (0.46)
                                                                --------
      Total dividends and distributions ...................        (1.00)
                                                                --------
NET ASSET VALUE, END OF YEAR ..............................     $   8.65
                                                                ========
MARKET VALUE, END OF YEAR .................................     $  10.70
                                                                ========
TOTAL RETURN BASED ON: (2)
   Net asset value ........................................         8.19%
                                                                ========
   Market value ...........................................        18.14%
                                                                ========
RATIOS AND SUPPLEMENTAL DATA: (3)
   Net assets, end of year (000 omitted) ..................     $144,352
                                                                ========
   Total expenses including waiver of fees ................         2.90%
   Total expenses excluding waiver of fees ................         3.04%
   Total operating expenses including waiver of fees (4) ..         1.59%
   Total operating expenses excluding waiver of fees (4) ..         1.73%
   Commercial paper fees and interest expense .............         1.31%
   Net investment income including waiver of fees .........         7.00%
   Portfolio turnover .....................................           80%
LEVERAGE ANALYSIS:
   Aggregate amount outstanding at end of year
      (000 omitted) .......................................     $ 55,000
   Average daily balance of amortized cost of commercial
      paper outstanding (000 omitted) .....................     $ 54,794
   Asset coverage per $1,000 at end of year ...............     $  3,679

----------
(1)  Based on average shares outstanding.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value can be significantly greater or less than investment returns based on net asset value. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.

(4)  Exclusive of commercial paper fees and interest expense.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Financial Accounting Standards Board ("FASB") has issued FASB ASC 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of November 30, 2009.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with GAAP.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. All securities and assets for which quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Directors (the "Board"). The value of such securities was $2,097,900 as of November 30, 2009. The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

     - Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

     - Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the level within the fair value hierarchy at which the Fund's investments were measured at November 30, 2009:

Investments in Securities           Level 1       Level 2       Level 3        Total
-------------------------         -----------   -----------   ----------    -----------
   Common Stock                   $42,214,923   $        --   $  471,900(1) $42,686,823
   Corporate Notes/
   Bonds                                   --    34,673,092      850,000(2)  35,523,092
   Exchange Traded
   Fund                             1,436,500            --           --      1,436,500
   Preferred Stock                    433,600            --      776,000(1)   1,209,600
   Cash Equivalent                    381,252            --           --        381,252
                                  -----------   -----------   ----------    -----------
Total Investments in Securities   $44,466,275   $34,673,092   $2,097,900    $81,237,267
                                  ===========   ===========   ==========    ===========

Liabilities          Level 1    Level 2   Level 3     Total
                    ---------   -------   -------   ---------
Written Options     $(109,315)    $--       $--     $(109,315)
                    ---------     ---       ---     ---------
Total Liabilities   $(109,315)    $--       $--     $(109,315)
                    =========     ===       ===     =========

----------
(1)  Classified as Financial

(2)  Classified as Paper & Forest Products

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                Common     Corporate     Preferred
                                Stock     Notes/Bonds      Stock           Total
                              ---------   -----------   ------------   ------------
BEGINNING BALANCE AS OF
11/30/08                      $ 594,000     $550,000     $ 4,647,150   $  5,791,150
Realized gain (loss)                 --           --     (16,324,034)   (16,324,034)
Change in unrealized
appreciation (depreciation)    (122,100)     300,000      12,496,493     12,674,393
Net purchase/sales                   --           --         (43,609)       (43,609)
Net transfers in/and
or out of Level 3                    --           --              --             --
                              ---------     --------     -----------   ------------
ENDING BALANCE AS OF
11/30/09                      $ 471,900     $850,000     $   776,000   $  2,097,900
                              =========     ========     ===========   ============

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

For the year ended November 30, 2009, there have been no significant changes to the Fund's fair value methodologies.

CASH AND CASH EQUIVALENTS: Idle cash may be swept into various money market funds and is classified as cash equivalents on the Schedule of Investments. Amounts invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

The Fund has adopted the provisions of Statement of Financial Accounting Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133, which has primarily been codified into ASC Topic 815 ("ASC 815"). ASC 815 intends to provide users of financial statements with an enhanced understanding of: (i) how and why an entity uses derivative instruments; (ii) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations: and (iii) how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Adoption of ASC 815 impacted disclosures only and had no impact on the Fund's financial condition, results of operations or cash flows.

The Fund is permitted to write covered call options on equity securities or stock indexes. The Fund writes covered call options to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk and/or hedge to reduce individual security risk. As of November 30, 2009, the Fund had $109,315 in covered call options written representing 0.2% of the Fund's net assets.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board reserves the right to change the aforementioned dividend policy from time to time.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight-line method. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $15,000,000. Effective January 25, 2010, the borrowings under the line of credit are secured by a perfected security interest on all of the Fund's assets, and the bank has imposed a 0.10% per annum commitment fee on the unused balance. The line of credit arrangement with the bank has been extended from $15,000,000 to $25,000,000. There were no borrowings under this arrangement during the year ended November 30, 2009.

ILLIQUID SECURITIES: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market for these securities existed. The total value of illiquid securities as of November 30, 2009 was $471,900 or 0.7% of net assets.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income or excise tax is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS"): With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs") within the limitations prescribed by the 1940 Act. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

INVESTMENTS IN PREFERRED TERM SECURITIES ("PTSS"): The Fund can invest in Preferred Term Securities, a type of collateralized debt obligation ("CDO"). A PTS is a trust collateralized by a pool of capital securities of affiliated holding corporations, typically of, but not limited to, smaller to medium sized banks and insurance companies.

The income tranche of these securities, owned by the Fund, receives residual cash disbursements after the senior tranches are paid a stated rate of interest. Dividend income from these securities is recorded based on anticipated cash flows and the internal rate of return of each PTS. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each PTS quarterly, and may differ from the estimated amounts.

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), PTSs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in PTSs that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer or unexpected investment results. As of November 30, 2009 there were no holdings in Preferred Term Securities.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with Chartwell Investment Partners, (the "Manager"). The Manager manages the

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. The Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $150,000.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an "affiliated person" as defined in the Act (a "Disinterested Director"), a fee of $2,000 for each regular Board Meeting attended, $750 for each special Board Meeting attended, plus $1,000 per year for audit committee members. Each Disinterested Director is reimbursed for reasonable out-of-pocket expenses associated with attending Board and Committee Meetings.

For the year ended November 30, 2009, the Fund incurred a legal expense of $154,618 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

U.S. Bank serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the year ended November 30, 2009, purchases and sales of investments, excluding short-term investments, totaled $53,456,233 and $54,050,052, respectively.

The following table summarizes the Fund's call options written for the year ended November 30, 2009:

                                            NUMBER OF
                                            CONTRACTS     PREMIUMS
                                            ---------   -----------
Options outstanding, November 30, 2008 ..      8,500    $   784,470
Options written .........................    121,054      8,855,682
Options expired .........................    (52,375)    (3,277,922)
Options exercised .......................     (5,326)      (270,111)
Options closed ..........................    (70,158)    (5,955,041)
                                             -------    -----------
Options outstanding, November 30, 2009 ..      1,695    $   137,078
                                             =======    ===========

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

NOTE 4. COMMERCIAL PAPER

As of November 30, 2009, $10,000,000 of commercial paper was outstanding with an amortized cost of $9,951,722. The average discount rate of commercial paper outstanding at November 30, 2009 was 3.21%. The average daily balance of commercial paper outstanding for the year ended November 30, 2009, was $9,959,934 at a weighted average discount rate of 3.33%. The maximum face amount of commercial paper outstanding at any time during the year ended November 30, 2009, was $10,000,000. As of November 30, 2009, the Fund had $421,621 in
Interest Expense. The commercial paper has been extended and will mature April 26, 2010, with an interest rate of 3.20% and $10,000,000 outstanding.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,905,967 shares of common stock outstanding at November 30, 2009, the Manager owned 23,984 shares.

For the year ended November 30, 2009 and the year ended November 30, 2008, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund. These differences, which may result in distribution reclassifications, are primarily due to ordinary gain from the sale of master limited partnerships, return of capital and expiration of capital loss carryover. As of November 30, 2009, the Fund recorded the following reclassifications to increase (decrease) the accounts below:

 UNDISTRIBUTED   ACCUMULATED    ADDITIONAL
NET INVESTMENT     REALIZED      PAID-IN
    INCOME           GAIN        CAPITAL
--------------   -----------   ------------
  $2,188,332      $5,748,049   $(7,936,381)

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

        ORDINARY      RETURN
         INCOME     OF CAPITAL      TOTALS
       ----------   ----------   -----------
2009   $6,607,782   $  289,851   $ 6,897,633
2008    9,913,146    4,609,079    14,522,225

As of November 30, 2009, the components of Accumulated Losses were as follows:

Capital loss carryforwards    $ (99,053,980)
Post-October losses                (220,759)
Net unrealized depreciation      (2,615,571)
Other temporary differences        (244,104)
                              -------------
Total accumulated losses      $(102,134,414)
                              =============

Post-October losses represent losses realized on investment transactions from November 1, 2009 through November 30, 2009, that in accordance with federal income tax regulations the Fund may elect to defer or treat as having arisen in the following fiscal year.

The following summarizes the capital loss carryforwards as of November 30, 2009. These capital loss carryforwards are available to offset future net capital gains.

EXPIRING IN FISCAL YEAR               AMOUNT
-----------------------            -----------
   2010                            $30,533,344
   2011                                771,608
   2014                                103,382
   2016                             16,849,903
   2017                             50,795,743
                                   -----------
Total capital loss carryforwards   $99,053,980
                                   ===========

During the year ended November 30, 2009, the Fund utilized none of the capital loss carryforwards to offset capital gains, $7,900,696 of the capital loss carryforward expired in the current year.

The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments excluding written options held by the Fund at November 30, 2009, were as follows:

Federal Tax Cost .........................   $83,880,602
Aggregate Gross Unrealized Appreciation ..     2,753,974
Aggregate Gross Unrealized Depreciation ..    (5,397,309)
                                             -----------
Net Unrealized Depreciation ..............   $(2,643,335)
                                             ===========

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

NOTE 8. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting resulting from subsequent events through January 27, 2009, the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of November 30, 2009. However, the following are details relating to subsequent events that have occurred since November 30, 2009 through January 27, 2010.

The Board of the Fund declared the following dividends:

DECLARATION DATE        EX-DATE           RECORD DATE         PAYABLE DATE     DIVIDEND RATE
----------------   -----------------   -----------------   -----------------   -------------
December 1, 2009   December 15, 2009   December 17, 2009   December 31, 2009      $0.034
January 4, 2010     January 19, 2010    January 21, 2010    January 29, 2010       0.034

NOTE 9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Chartwell Dividend and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Chartwell Dividend and Income Fund, Inc. (the
Fund) as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2005 were audited by other auditors, whose report dated January 27, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chartwell Dividend and Income Fund, Inc. at November 30, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                         (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
January 27, 2010

                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PNC Global Investment Servicing ("PNC Global") formerly known as PFPC, Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PNC Global, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PNC Global, as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in

                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027,
Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2009.

ADDITIONAL INFORMATION (UNAUDITED)

During the year, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders, other than the changes to the investment policies regarding investments in securities issued by other investment companies and temporary investments described on pages 3 and 4. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no material changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. As of November 30, 2009, the Fund had $10 million outstanding at 3.21% per annum maturing on January 25, 2010. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.40% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses) ...........  (10.00)% (5.00)%  0.00%  5.00%  10.00%
Corresponding return to common
   stockholder .................  (11.89)  (6.17)% (0.46)% 5.26%  10.97%

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

(UNAUDITED)

Assumes $70 million assets attributable to common shareholders; $10 million aggregate leverage with an average interest rate of 3.21%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at
(866) 585-6552; (ii) on the Fund's website at www.chartwellip.com; and (iii) on the SEC's website at http://www.sec.gov.

                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below present information about each Director and officer of the Fund. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of Directors in

DIRECTORS OF THE FUND

                                                    TERM OF
                                POSITION(S)        OFFICE AND
       NAME, ADDRESS,            HELD WITH         LENGTH OF
         AND AGE                 THE FUND         TIME SERVED
---------------------------   --------------   -----------------
DISINTERESTED DIRECTORS

C. Warren Ormerod             Director         Term Expires 2012
73 yrs. old                                      (Since 2001)

Marie D. Fairchild, CPA/ABV   Director         Term Expires 2011
56 yrs. old                                      (Since 2008)

Kenneth F. Herlihy            Director         Term Expires 2012
80 yrs. old                                      (Since 1998)

INTERESTED DIRECTORS*

Winthrop S. Jessup            Director,        Term Expires 2011
64 yrs. old                   Chairman           (Since 1998)
                              and President

Bernard P. Schaffer           Director and     Term Expires 2010
65 yrs. old                   Vice President     (Since 1998)

----------
* These directors are considered to be "interested persons" of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.

                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

which the vacancy occurred and until their successors have been duly elected and qualified. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Unless otherwise noted, the business address of each Officer and Director is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

                                                 NUMBER OF
                                                PORTFOLIOS
                                                IN THE FUND
          PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
            DURING PAST 5 YEARS                 BY DIRECTOR       HELD BY BOARD MEMBER
------------------------------------------   ----------------   -----------------------
Chairman and Managing Director,                     1           None
NorthStar Asset Management (since
2000). Managing Partner, Stratton
Management Company (1992-2000).

Shareholder, Ragone, Lacatena                       1           None
Fairchild & Beppel, P.C. (Certified
Public Accounting Firm).

Sculptor, who has worked                            1           None
independently since his
retirement from the mutual
fund industry in 1987.

Limited Partner, Chartwell Investment               1           Georgia Banking Company
Partners, L.P. and Chartwell G.P., Inc.                         (since 1998).
(since 1997); Managing Partner, Chartwell
Investment Partners, L.P. and Chartwell
G.P., Inc. (1997-2005), Director and Chief
Executive Officer, Rigel Capital LLC
(investment adviser) (since 2009).

Managing Partner and Portfolio                      1           None
Manager of Chartwell Investment
Partners, L.P. and Partner of Chartwell
G.P., Inc. (since 1997).

                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                                                                   TERM OF
                                           POSITION(S)            OFFICE AND
         NAME, ADDRESS,                     HELD WITH              LENGTH OF
             AND AGE                        THE FUND              TIME SERVED
--------------------------------   ---------------------------   ------------
OFFICERS OF THE FUND

Winthrop S. Jessup                 Chairman of the Board,        (Since 1998)
64 yrs. old                        President and Director

Bernard P. Schaffer                Vice President and            (Since 1998)
65 yrs. old                        Director

Kevin A. Melich                    Vice President                (Since 1998)
67 yrs. old

Timothy J. Riddle                  Vice President                (Since 1998)
54 yrs. old

G. Gregory Hagar                   Vice President                (Since 1998)
41 yrs. old                        and Treasurer,                (Since 2004)
                                   Chief Financial Officer and
                                   Chief Compliance Officer

Andrew S. Toburen                  Vice President                (Since 2003)
38 yrs. old

Michael P. Malloy                  Secretary                     (Since 1998)
50 yrs. old
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103

Maria E. Pollack                   Assistant                     (Since 1998)
64 yrs. old                        Secretary

                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

                             PRINCIPAL OCCUPATION(S)
                               DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Limited Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc.
(since 1997); Managing Partner, Chartwell Investment Partners, L.P. and
Chartwell G.P., Inc. (1997-2005); Director and Chief Executive Officer, Rigel
Capital LLC (investment adviser) (since 2009).

Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P.
and Partner of Chartwell G.P., Inc. (since 1997).

Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P.
and Chartwell G.P., Inc. (since 1997).

Managing Partner of Chartwell Investment Partners, L.P. and of Chartwell G.P.,
Inc. (since 1997).

Managing Partner (since 2007), Chief Financial Officer (since 1997) and Chief
Compliance Officer (since 2004) of Chartwell Investment Partners, L.P.

Fixed Income Portfolio Manager for Chartwell Investment Partners, L.P. (since
1999).

Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).

Director of Client Administration for Chartwell Investment Partners, L.P. (since
1997).

                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

NOTES TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a November 30, 2009 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2009, the Fund is designating the following items with regard to distributions paid during the year.

                           ORDINARY                                                  QUALIFYING     INTEREST
                            INCOME         RETURN         TOTAL        QUALIFYING     DIVIDEND       RELATED
                         DISTRIBUTIONS   OF CAPITAL   DISTRIBUTIONS   DIVIDENDS(1)    INCOME(2)    DIVIDENDS(3)
                         -------------   ----------   -------------   ------------   ----------   -------------
CHARTWELL DIVIDEND AND
   INCOME FUND, INC.        95.80%          4.20%        100.00%         22.16%        19.87%        38.33%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of the Fund to designate the maximum amount permitted by the law.

(3) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of Net Investment Income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

                                   CHARTWELL

                                     NOTES

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2009

DIRECTORS

Winthrop S. Jessup, Chairman
Marie D. Fairchild
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS

Winthrop S. Jessup, President
G. Gregory Hagar, Vice President, Treasurer,
   Chief Financial Officer and Chief Compliance Officer
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER

Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN

U.S. Bank
Two Liberty Place
Philadelphia, PA 19102

TRANSFER AGENT

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. The investment adviser's commentaries included in this report contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of Registrant's code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Registrant has an audit committee financial expert serving on its Audit Committee. The audit committee financial expert serving the Registrant's Audit Committee is Marie D. Fairchild, CPA/ABV, who is "independent" as defined in Item 3(a)(2) of this form.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Registrant's principal accountant related to the Registrant.

Registrant's principal accountant billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

                                           2009                                                  2008
                   ----------------------------------------------------   --------------------------------------------------
                   All fees and      All non-audit      Description of    All fees and     All non-audit     Description of
                   services to the   services to the    Services          services to      services to the   Services
                   Registrant        Registrant's                         the Registrant   Registrant's
                                     service                                               service
                                     affiliates that                                       affiliates that
                                     were                                                  were
                                     pre-approved by                                       pre-approved by
                                     the Registrant's                                      the
                                     Audit Committee                                       Registrant's
                                     pursuant to Rule                                      Audit Committee
                                     2-01(c)(7)(ii)                                        pursuant to
                                     of Regulation                                         Rule
                                     S-X.                                                  2-01(c)(7)(ii)
                                                                                           of Regulation
                                                                                           S-X.

(a)  Audit            $46,000               N/A         Audit fees          $45,000              N/A         Audit fees
     Fees                                               include amounts                                      include amounts
                                                        related to the                                       related to the
                                                        audit of the                                         audit of the
                                                        Registrant's                                         Registrant's
                                                        annual                                               annual
                                                        financial                                            financial
                                                        statements and                                       statements and
                                                        services                                             services
                                                        normally                                             normally
                                                        provided by the                                      provided by the
                                                        accountant in                                        accountant in
                                                        connection with                                      connection with
                                                        statutory and                                        statutory and
                                                        regulatory                                           regulatory
                                                        filings.                                             filings.

(b)  Audit-Relat      $     0               $0                 $0           $     0               $0                $0
     Fees

(c)  Tax Fees         $ 6,600(1)            $0                 $0           $ 6,600(1)            $0                $0

(d)  All              $     0(2)            $0                 $0           $21,500(2)            $0                $0
     Other
     Fees

Notes:

     (1)  Fees for review of the Fund's federal, excise and state tax returns.

     (2) Fees for agreed upon procedures performed in relation to the Fund's commercial paper issuance program.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee or its Chairman approves an a case-by-case basis each audit or non-audit service before the engagement.

(e)(2) 0%, 0% and 0%, respectively, of the audit-related fees, tax fees and other fees listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0%, 0% and 0%, respectively, of the audit related, fees, tax fees and other fees to the Registrant's service affiliates listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by the Registrant's principal accountant for services rendered to the Registrant and the Registrant's investment adviser for the Registrant's fiscal year ended November 30, 2009 and the fiscal year ended November 30, 2008 were $127,850 and $151,600, respectively.

(H) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with Registrant's investment adviser that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee members are: Kenneth F. Herlihy, C. Warren Ormerod and Marie D. Fairchild.

(b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedules of Investment in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Chartwell Investment Partners, L.P. (the "Adviser"), subject to the general oversight by the Registrant's Board of Directors. The Registrant expects the Adviser to vote proxies related to the Registrant's portfolio securities for which it has voting authority consistent with the Registrant's best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures which address, among other things, conflicts of interests that may arise between the interests of the Registrant and the interests of the Adviser and its affiliates. The Adviser's Proxy Voting Policies and Procedures is includes as an Exhibit hereto.

                          CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             ADOPTED APRIL 11, 1997
                            AS AMENDED FEBRUARY, 2009
                          As Further Amended July, 2009

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines (with the exception of Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below). Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained RiskMetrics Group, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on RiskMetrics Group's (RMG - formerly ISS) analyses and recommendations and generally gives instructions to RMG/ISS to vote proxies in accordance with RMG/ISS' recommendations, unless Chartwell reaches a different conclusion than RMG/ISS about how a particular matter should be voted. RMG/ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by RMG/ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on the AFL-CIO Proxy Voting Guidelines. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client's securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by RMG/ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of RMG or another independent proxy voting service retained by Chartwell..

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 - 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of RMG/ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. CHARTWELL MAY NOT VOTE PROXIES RESPECTING
   CLIENT SECURITIES IN CERTAIN CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SITUATIONS WHERE (A) THE SECURITIES ARE NO LONGER HELD IN A CLIENT'S ACCOUNT;
 (B) THE PROXY AND OTHER RELEVANT MATERIALS ARE NOT RECEIVED IN SUFFICIENT TIME TO ALLOW ANALYSIS OR AN INFORMED VOTE BY THE VOTING DEADLINE; (C) CHARTWELL
 CONCLUDES THAT THE COST OF VOTING THE PROXY WILL EXCEED THE EXPECTED POTENTIAL
  BENEFIT TO THE CLIENT; (D) THE SECURITIES HAVE BEEN LOANED OUT PURSUANT TO A CLIENT'S SECURITIES LENDING PROGRAM AND ARE UNAVAILABLE TO VOTE; OR (E) IN THE
  CASE OF VOTING IN ACCORDANCE WITH AFL-CIO KEY VOTES SURVEY RECOMMENDATIONS, A
       CLIENT HAS INSTRUCTED CHARTWELL NOT TO VOTE IN ACCORDANCE WITH SUCH RECOMMENDATIONS BUT TO VOTE IN ACCORDANCE WITH THESE POLICIES (WHICH MAY OR MAY
                    NOT BE THE SAME ON A GIVEN PROXY ISSUE).

                             Proxy Voting Guidelines

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business".

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE BY CASE BASIS. Factors to be assessed include, but are not limited to:

     - The terms of the auditor agreement - the degree to which these agreements impact shareholders' rights;

     -    Motivation and rationale for establishing the agreements;

     -    Quality of disclosure; and

     -    Historical practices in the audit area.

WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE BY CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE BY CASE on shareholder proposals asking for audit firm rotation, taking into account

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of Audit Committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

     - Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/ withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/ against recommendation for this issue;

----------
(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election
          - any or all appropriate nominees (except new) may be held accountable;

     - The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     -    The non-audit fees paid to the auditor are excessive;

     - The company receives an adverse opinion on the company's financial statements from its auditor; or

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

     - The company has poor compensation practices (see "poor Pay practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

                        2009 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates(1);

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer(1);

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group);

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company (3 & 4),

     -    Former CEO of an acquired company within the past five years(4);

     - Former interim CEO if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim CEO's employment agreement will be made (5);

     - Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

     - Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;

     - Relative(6) of a current Section 16 officer of company or its affiliates;

     - Relative(6) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

     - Relative (6) of former Section 16 officer, of company or its affiliate within the last five years;

     - Currently provides (or a relative(6) provides) professional services(7) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

     - Employed by (or a relative(6) is employed by) a significant customer or supplier(8);

     - Has (or a relative (6) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement (8);

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative (6) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee(10);

     -    Founder(11) of the company but not currently an employee;

     - Is (or a relative(6) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(8) from the company or its affiliates (1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material(12) connection to the company other than a board seat.

FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company or parent company. The standard for applying the affiliate designation is the 50 percent control ownership by the parent company.

(2) (Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g., corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(4) When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, such directors are generally classified as independent unless determined otherwise, taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and if there are any other conflicting relationships or related party transactions.

(5) The terms of the interim CEO's employment contract are reviewed to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Another consideration is if a formal search process was underway for a full-time CEO at the time.

(6) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer or significant shareholder of the company.

(7) Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(8) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

(9) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement will generally be classified as independent unless determined otherwise, taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there are any conflicting relationships or related party transactions.

(10) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(11) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause the Founder to be deemed as an independent outsider.

(12) For purposes of director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

     - The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company's ballot; and

     - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE BY CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE BY CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

----------
(2) "Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot in ADDITION TO management's nominees, and their bios are included in management's proxy.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

ESTABLISHMENT OF BOARD COMMITTEES SHAREHOLDER PROPOSALS

Generally vote AGAINST shareholder proposals to establish a new standing board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

     - Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

     - Level of disclosure regarding the issue for which board oversight is sought;

     - Company performance related to the issue for which board oversight is sought;

     - Board committee structure compared to that of other companies in its industry sector; and/or

     -    The scope and structure of the proposal.

ESTABLISHMENT OF BOARD POLICY ON SHAREHOLDER ENGAGEMENT

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/ process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effective disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

     - The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies ALL of the following criteria:

The company maintains the following counterbalancing governance structure:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All independent key committees;

     -    Established governance guidelines;

     - A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-    Egregious compensation practices;

- Multiple related-party transactions or other issues putting director independence at risk;

-    Corporate and/or management scandals;

-    Excessive problematic corporate governance provisions; or

- Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of independent outsider (See Classification of Directors).

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state laws where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OPEN ACCESS

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

     -    The ownership threshold proposed in the resolution;

     - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

     -    A classified board structure;

     -    A supermajority vote requirement;

     - Majority vote standard for director elections with no carve out for contested elections;

     -    The inability for shareholders to call special meetings;

     -    The inability for shareholders to act by written consent;

     -    A dual-class structure; and/or

     -    A non-shareholder-approved poison pill.

If a company exhibits sustained poor performance, coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE BY CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

VOTE NO CAMPAIGNS

In cases where companies are targeted in connection with public "vote no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. In issuing vote recommendations, consider arguments submitted by shareholders and other publicly-available information.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE BY CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE BY CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     - The election of fewer than 50% of the directors to be elected is contested in the election;

     -    One or more of the dissident's candidates is elected;

     -    Shareholders are not permitted to cumulate their votes for directors;
          and

     - The election occurred, and the expenses were incurred after the adoption of this bylaw.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE BY CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/ nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder-approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE BY CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

     -    The trigger (NOL pills generally have a trigger slightly below 5%);

     -    The value of the NOLs;

     -    The term;

     - Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

     -    Other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote and has not yet received a withhold recommendation for this issue.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - VALUATION - Is the value to be received by the largest shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "RMG/ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE BY CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.

ASSET SALES

Vote  CASE BY CASE on asset sales, considering the following factors:

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE BY CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE BY CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

GOING PRIVATE AND GOING DARK TRANSACTIONS (LBOS AND MINORITY SQUEEZE-OUTS) Vote CASE-BY-CASE on going private transactions, taking into account the following:

     -    Offer price/premium;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives/offers considered; and

     -    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity and market research of the stock);

     - Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

          -    Are all shareholders able to participate in the transaction?

          - Will there be a liquid market for remaining shareholders following the transaction?

          -    Does the company have strong corporate governance?

          - Will insiders reap the gains of control following the proposed transactions?

          - Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

LIQUIDATIONS

Vote  CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach".

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     1.   Dilution to existing shareholders' position.

          - The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

     2. Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

          - The terms of the offer should be weighed against the alternatives of the company and in light of company's financial issues.

          - When evaluating the magnitude of a private placement discount or premium, considerations will be whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

     3. Financial issues include but are not limited to examining the following:

          -    Company's financial situation;

          -    Degree of need for capital;

          -    Use of proceeds;

          -    Effect of the financing on the company's cost of capital;

          -    Current and proposed cash burn rate; and

          - Going concern viability and the state of the capital and credit markets.

     4. Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

     5.   Control issues:

          -    Change in management;

          -    Change in control;

          -    Guaranteed board and committee seats;

          -    Standstill provisions;

          -    Voting agreements;

          -    Veto power over certain corporate actions.

          Minority versus majority ownership and corresponding minority discount or majority control premium.

     6.   Conflicts of interest

          - Conflicts of interest should be viewed from the perspective of the company and the investor.

          - Were the terms of the transaction negotiated at arm's-length? Are managerial incentives aligned with shareholder interests?

     7.   Market reaction

          - The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS)

Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:

     - Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

     - Deal timing - A main drive for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction and potential conflicts of interest for deals that are announced close to the liquidation date.

     - Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

     - Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party, or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be a sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

     - Voting agreements - Are the sponsors entering into any voting agreements/tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

     - Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

SPIN-OFFS

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spin-off;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

     -    The reasons for reincorporating;

     - Comparison of company's governance p4ractices and provisions prior to and following the reincorporation; and

     - Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities) taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increase calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-offs.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

     - The CEO is a participant in the proposed equity-based compensation plan, and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

     - The company's three-year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group;

     - The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVG), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value and includes the new shares proposed, shares available under existing plans and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

For the December 1, 2008, March 1, June 1 and September 1, 2009 quarterly data downloads, RMG will use the 400-day volatility for the shareholder value calculation. RMG intends to revert to the 200-day volatility for the December 1, 2009 and subsequent quarterly data downloads. Also, for those specified time periods, RMG will use the 90-day average stock price at the quarterly data download, and intends to revert to the 200-day average stock price for the December 1, 2009 and subsequent quarterly data downloads.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally, vote AGAINST plans and/or WITHHOLD votes from the Compensation Committee members if:

     - There is a pay for performance disconnect between the CEO's pay and company's stock performance;

     -    The main source of the pay increase (over half) is equity based; and

     -    The CEO is a participant of the equity proposal.

A pay for performance disconnect is defined as an increase in CEO's total compensation, and the company's one-year and three-year total shareholder returns are in the bottom half of its industry group (i.e., four-digit GICS - Global Industry Classification Group). CEO total compensation is defined as the sum of base salary, bonus, non-equity incentives, grand date full value of stock awards and options, target value of performance shares/units, change in pension value and nonqualified deferred compensation earnings, and all other compensation.

The pay for performance policy first identifies companies that are in the bottom half of each four-digit GICS coupled with an increase in total direct compensation for the CEO. Examine the Compensation Discussion & Analysis ("CD&A") to understand the source of increase. Is the increase attributed to performance-based compensation such as performance-based stock awards with pre-established performance measures or time-based restricted stock? The CD&A should provide enlightening and meaningful disclosure with respect to the committee decisions on executive pay and the underlying rationale for increases in pay despite poor stock performance. Newly appointed CEOs that have not been with the company for the past two complete fiscal years are exempted from the policy. Please note that this is a case-by-case analysis that requires detailed examination of the company's CD&A.

To potentially mitigate the withhold vote recommendations, consider whether a company evidenced a commitment to pay for performance principles by (1) stating that the compensation committee has reviewed all components of CEO compensation,
(2) providing a tally sheet under various termination scenarios, (3) disclosing performance measures and goals for all performance-based compensation, (4) committing to grant at least 50 percent of equity awards where the grant or vesting is tied to pre-established performance conditions, and (5) committing that the compensation committee has the sole authority to hire or fire compensation consultants. To provide complete transparency to shareholders, the commitment must be publicly disclosed.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

     - A tally sheet with all of the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $______;

          -    Payment if "not for cause" termination occurs within 12 months:
               $_______;

          - Payment if "change of control" termination occurs within 12 months: $______.

     - The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet RMG's requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     - The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.4 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     - The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

----------
(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, in spite of the company's underlying performance.

(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

If a company fails to full its burn-rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

For the December 1, 2008, March 1, June 1 and September 1, 2009 quarterly data downloads, RMG will use the 400-day volatility for the shareholder value transfer and burn rate policies. RMG intends to revert to the 200-day volatility for the December 1, 2009 and subsequent quarterly data downloads.

BURN RATE TABLE FOR 2009

                                  RUSSELL 3000

NON-RUSSELL 3000

                                                               STANDARD    MEAN +           STANDARD    MEAN+
GICS        DESCRIPTION                                 MEAN   DEVIATION   STDEV    MEAN    DEVIATION   STDEV
---         -----------                                -----   ---------   ------   -----   ---------   ------
1010        Energy                                     1.75%     1.35%      3.09%   2.41%     2.75%      5.15%
1510        Materials                                  1.22%     0.91%      2.14%   2.17%     1.63%      3.80%
2010        Capital Goods                              1.69%     1.83%      3.52%   2.71%     2.44%      5.15%
2020        Commercial Services & Supplies             2.21%     1.79%      4.01%   2.50%     2.19%      4.69%
2030        Transportation                             1.82%     1.36%      3.18%   1.86%     1.59%      3.45%
2510        Automobiles & Components                   1.86%     1.19%      3.05%   1.86%     1.19%      3.05%
2520        Consumer Durables & Apparel                2.06%     1.38%      3.44%   2.33%     2.46%      4.79%
2530        Consumer Services                          2.11%     1.21%      3.32%   2.75%     2.39%      5.14%
2540        Media                                      1.87%     1.38%      3.25%   3.16%     2.98%      6.13%
2550        Retailing                                  1.84%     1.27%      3.12%   2.79%     1.83%      4.62%
3010,
3020,3030   Consumer Staples                           1.77%     1.35%      3.12%   2.39%     2.06%      4.45%
3510        Health Care Equipment & Services           2.72%     1.67%      4.39%   3.63%     3.01%      6.64%
3520        Pharmaceuticals & Biotechnology            3.40%     2.36%      5.76%   4.98%     4.49%      9.46%
4010        Banks                                      1.20%     0.97%      2.18%   1.40%     1.50%      2.89%
4020        Diversified Financials                     2.94%     2.62%      5.56%   5.12%     5.93%     11.05%
4030        Insurance                                  1.23%     0.98%      2.22%   2.49%     2.22%      4.71%
4040        Real Estate                                1.07%     0.99%      2.05%   1.33%     1.52%      2.85%
4510        Software & Services                        4.05%     2.72%      6.76%   5.57%     4.56%     10.12%
4520        Technology Hardware & Equipment            3.24%     2.29%      5.52%   3.54%     2.76%      6.30%
4530        Semiconductors & Semiconductor Equipment   3.69%     2.02%      5.72%   4.95%     2.84%      7.79%
5010        Telecommunications Services                2.16%     1.57%      3.74%   2.92%     3.00%      5.92%
5510        Utilities                                  0.81%     0.83%      1.64%   0.87%     1.00%      1.86%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility                                    MULTIPLIER
----------------------                --------------------------------------------------
54.6% and higher                      1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%   1 full-value aware will count as 2.0 option shares
24.9% or higher and less than 36.1%   1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%   1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%    1 full-value award will count as 3.5 option shares
Less than 7.9%                        1 full-value award will count as 4.0 option shares

LIBERAL DEFINITION OF CHANGE-IN-CONTROL

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions or similar language.

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

     -    Egregious employment contracts:

          - Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

     -    Excessive perks/tax reimbursements:

            - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances;

          - Reimbursement of income taxes on executive perquisites or other payments;

          - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements.

     - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

          - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance.

     - Egregious pension/SERP (supplemental executive retirement plan) payouts:

          - Inclusion of additional years of service not worked that result in significant payouts;

          - Inclusion of performance-based equity awards in the pension calculation;

     -    New CEO with overly generous new hire package:

          -    Excessive "make whole" provisions;

          -    Any of the poor pay practices listed in this policy.

     -    Excessive severance and/or change-in-control provisions:

          - Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

          - Payments upon an executive's termination in connection with performance failure;

          - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

          - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

          - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

          - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

          - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements.

     - Dividends or dividend equivalents paid on unvested performance shares or units;

     -    Poor disclosure practices:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained;

     -    Internal Pay Disparity:

          - Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

     -    Options backdating (covered in a separate policy;

     - Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERs transfer more shareholder equity to employees and non-employee directors, and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPERATING PARTNERSHIP (OP) UNITS IN EQUITY PLAN ANALYSIS OF REAL ESTATE INVESTMENT TRUSTS (REITS)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

OPTION OVERHANG COST

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

     - PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

     - OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

          - The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

          - The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

          -    The general vesting provisions of options grants; and

          - The distribution of outstanding option grants with respect to the named executive officers,

     - DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

     - COMPENSATION PRACTICES: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

1.   The following FIVE GLOBAL PRINCIPLES APPLY TO ALL MARKETS:

     - Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs.

     - Avoid arrangements that risk "pay for failure". This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

     - Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

     - Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

     - Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U. S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices.

RELATIVE CONSIDERATIONS

     - Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

     - Evaluation of peer groups used to set target pay or award opportunities;

     - Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     - Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

DESIGN CONSIDERATIONS:

     -    Balance of fixed versus performance-driven pay;

     - Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

COMMUNICATION CONSIDERATIONS:

     - Evaluation of information and board rationale provided in CDBA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     - Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer;

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example, 40% cash/60% equity or 50% cash/50% equity; or

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all of the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employer's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG's classification of director independence.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     -    Length of time of options backdating;

     -    Size of restatement due to options backdating;

     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

     - Adoption of a grant policy that prohibits backdating and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in the money" over the near term;

     - Rationale for the repricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Options vesting--does the new option vest immediately, or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-BY-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, RMG will not make any adjustments to carve out the in-lieu-of-cash compensation.

TRANSFER STOCK OPTIONS (TSO PROGRAMS

One-time Transfers: Vote AGAINST or WITHHOLD votes from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but are not limited, to the following:

     -    Eligibility;

     -    Vesting;

     -    Bid-price;

     -    Term of options;

     - Cost of the program and impact of the TSOs on company's total option expense;

     -    Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON PAY)

Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

BAILOUT BILL/EXECUTIVE COMPENSATION RESOLUTIONS

Vote CASE-BY-CASE on shareholder proposals that call for the imposition of compensation limits at companies that are participating in the Capital Purchase Program established under the Troubled Asset Relief Program (TARP). Limits under the proposal include an emphasis on performance-vested equity awards, cap on bonus compensation, equity retention requirements, limits on retirement and severance benefits.

While there are components of the program RMG would not support on a stand-alone basis, we consider the proposal to be a symbolic call on companies receiving this relief to adhere to higher compensation standards, a number of which were proposed in earlier drafts of the legislation. As such, the following factors will be taken into account:

     - The absence of evidence that the Compensation Committee has taken substantial steps to review practices to reflect the dramatically different circumstances of the current environment, including the optics of maintaining former practices while taking tax-payer moneys.

     - Problematic pay practices, current and past, particularly those which shareholders believe may have promoted a risk-taking environment that was ultimately in the detriment of shareholders' long-term interests.

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

     - Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;

     - Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

     - Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

     - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

     - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

     - What aspects of the company's annual and long-term equity incentive programs are performance driven?

     - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     - Can shareholders assess the correlation between pay and performance based on the current disclosure?

     - What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

     - First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

     - Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above-target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     - Adoption, amendment or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

     - Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

     - Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

     - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

     -    An executive may not trade in company stock outside the 10b5-1 Plan;

     - Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES

Vote on a CASE-BY-CASE basis on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is in line with the clawback provision in the Troubled Asset Relief program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

     -    If the company has adopted a formal recoupment bonus policy;

     - If the company has chronic restatement history or material financial problems; or

     - If the company's policy substantially addresses the concerns raised by the proponent.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While we favor stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     - Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines, or

          - A holding period requirement coupled with a significant long-term ownership requirement, or

          -    A meaningful retention ratio.

     - Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     - Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT AND ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered a poor pay practice under RMG policy and may even result in withheld votes from compensation committee members. The second component of this proposal - related to the elimination of accelerated vesting - requires more careful consideration. The following factors will be taken into consideration regarding this policy:

     - The company's current treatment of equity in change-of-control situations (i.e., is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares);

     - Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, the following factors are considered:

     - Whether adoption of the proposal is likely to enhance or protect shareholder value;

     - Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     - The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     - Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     - Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     - Whether the company's analysis and voting recommendation to shareholders are persuasive;

     - What other companies have done in response to the issue addressed in the proposal;

     - Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     - Whether implementation of the proposal's request would achieve the proposal's objectives;

     - Whether the subject of the proposal is best left to the discretion of the board;

     - Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     - Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

ANIMAL WELFARE

ANIMAL TESTING

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at industry peers; or

     - There are recent, significant fines or litigation related to the company's treatment of animals.

ANIMAL WELFARE POLICIES

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of industry peers; and

     - There are no recent, significant fines or litigation related to the company's treatment of animals.

CONTROLLED ATMOSPHERE KILLING (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

Generally, vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that may outweigh the economic benefits derived from biotechnology.

CONSUMER LENDING

Vote CASE-BY-CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of the lending products in question;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES AND PRODUCT REIMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate/report on its product pricing policies or its access to medicine policies, considering:

     - The nature of the company's business and the potential for reputational and market risk exposure;

     -    The existing disclosure of relevant policies;

     -    Deviation from established industry norms;

     - The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     - Whether the proposal focuses on specific products or geographic regions; and

     -    The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

PRODUCT SAFETY AND TOXIC/HAZARDOUS MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

     - The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

     - The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

     - The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     - The company's current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;

     -    Current regulations in the markets in which the company operates; and

     - Recent significant controversy, litigation or fines stemming from toxic/hazardous materials at the company.

     - Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

     -    Recent related fines, controversies, or significant litigation;

     - Whether the company complies with relevant laws and regulations on the marketing of tobacco;

     - Whether the company's advertising restrictions deviate from those of industry peers;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering:

     -    Whether the company complies with all laws and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;

     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

EQUALITY OF OPPORTUNITY

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data, unless:

     - The company publicly discloses its comprehensive equal opportunity policies and initiatives;

     - The company already publicly discloses comprehensive workforce diversity data; and

     -    The company has no recent EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administrative burden on the company.

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering:

     - The company already provides current, publicly-available information on the perceived impact that climate change may have on the company, as well as associated policies and procedures to address such risks and/or opportunities;

     - The company's level of disclosure is comparable to that of industry peers; and

     - There are no significant controversies, fines, penalties or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

     - The company publicly discloses company and supplier farm environmental performance data; or

     - The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

ENERGY EFFICIENCY

Generally vote FOR proposals requesting a company report on its comprehensive energy efficiency policies, unless:

     - The company complies with applicable energy efficiency regulations and laws and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets and performance measures; or

     - The proponent requests adoption of specific energy efficiency goals within specific timelines.

FACILITY AND OPERATIONAL SAFETY/SECURITY

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

     -    The company's compliance with applicable regulations and guidelines;

     - The company's current level of disclosure regarding its security and safety policies, procedures and compliance monitoring; and

     - The existence of recent, significant violations, fines or controversy regarding the safety and security of the company's operations and/or facilities.

GREENHOUSE GAS EMISSIONS

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless:

     - The company already provides current, publicly-available information on the impacts that greenhouse gas emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     - The company's level of disclosure is at least comparable to that of industry peers; and

     - There are no significant controversies, fines, penalties or litigation associated with the company's greenhouse gas emissions.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specific amounts or within a specific timeframe, unless:

     -    The company lags behind industry standards; and

     - The company has been the subject of recent, significant violations, fines, litigation or controversy related to greenhouse gas emissions.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

     - Operations in the specified regions are not permitted by current laws or regulations;

     - The company does not currently have operations or plans to develop operations in these protected regions; or

     - The company's disclosure on its operations and environmental policies in these regions is comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

          -    The nature of the company's business;

          -    The extent that peer companies are recycling;

          - The timetable prescribed by the proposal and the costs and methods of implementation;

          - Whether the company has a poor environmental track record, such as violations of applicable regulations.

RENEWABLE ENERGY

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally, vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

CSR COMPENSATION-RELATED PROPOSALS

Vote CASE-BY-CASE on proposals to report on ways of linking executive compensation to non-financial criteria, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance or predatory lending. Such resolutions should be evaluated in the context of:

     - The relevance of the non-financial criteria in question to the company;

     - The degree to which non-financial criteria are already included in the company's executive compensation structure and publicly disclosed;

     - The degree to which non-financial criteria are used by peer companies in setting executive compensation;

     - Significant company violations or controversies associated with social and/or environmental performance or compensation practices;

     - The company's current level of disclosure regarding environmental and social performance;

     -    Independence of the compensation committee.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees. Such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HEALTH PANDEMICS

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/ AIDS, Malaria, Tuberculosis and Avian Flue) on the company's operations and how the company is responding to the situation, taking into account:

     - The scope of the company's operations in the affected/relevant area(s);

     - The company's existing healthcare policies, including benefits and healthcare access; and

     -    Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

     - Significant controversies, fines or litigation surrounding a company's public policy activities;

     -    The company's current level of disclosure on lobbying strategy; and

     - The impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

COMMUNITY SOCIAL AND ENVIRONMENTAL IMPACT ASSESSMENTS

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

     - Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

     - The impact of regulatory non-compliance, litigation, remediation or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

     - The nature, purpose and scope of the company's operations in the specific region(s);

     - The degree to which company policies and procedures are consistent with industry norms; and

     -    Scope of the resolution.

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

INTERNET PRIVACY AND CENSORSHIP

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

     - The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship and government monitoring of the Internet;

     - Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

     - The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

     - The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and

     - The level of controversy or litigation related to the company's international human rights policies and procedures.

LABOR AND HUMAN RIGHTS STANDARDS

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     - The degree to which existing relevant policies and practices are disclosed;

     - Whether or not existing relevant policies are consistent with internationally recognized standards;

     - Whether company facilities and those of its suppliers are monitored and how;

     - Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     - Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     - Recent significant company controversies, fines or litigation regarding human rights at the company or its suppliers;

     -    The scope of the request; and

     -    Deviation from industry sector peer company standards and practices.

MACBRIDE PRINCIPLES

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

     - The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

     - Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

     - Failure to implement the MacBride principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride principles; or

     - The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

NUCLEAR AND DEPLETED URANIUM WEAPONS

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN HIGH RISK MARKETS

Vote CASE-BY-CASE on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

     - The nature, purpose and scope of the operations and business involved that could be affected by social or political disruption;

     - Current disclosure of applicable risk assessment(s) and risk management procedures;

     -    Compliance with U. S. sanctions and laws;

     -    Consideration of other international policies, standards, and laws;
          and

     - Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operation in "high risk" markets.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Controversies surrounding operations in the relevant market(s);

     -    The value of the requested report to shareholders;

     - The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and

     - The company's existing human rights standards relative to industry peers.

SUSTAINABILITY

SUSTAINABILITY REPORTING

Generally, vote FOR proposals requesting the company to report on policies, initiatives and oversight mechanisms related to social, economic and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health and Safety (EHS) report, a comprehensive Code of Corporate Conduct and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified timeframe.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -     Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;

     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes;

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes to not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements.

     - Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     -    Fees charged to comparably-sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

The performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Portfolio Manager

As of the filing date of this report, the Chartwell Dividend and Income Fund is managed by Bernard P. Schaffer of Chartwell Investment Partners, LP. Mr. Schaffer works with three Senior Portfolio Managers, Andrew S. Toburen, Paul A. Matlack, and Christine F. Williams. These individuals are responsible for the fixed income securities in the portfolio, while Mr. Schaffer is responsible for the equity securities in the portfolio, overall portfolio construction, and has the ability to override any decision made by the other portfolio managers.

Bernard P. Schaffer, a Managing Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is the Head Portfolio Manager of Chartwell Dividend and Income Fund. He earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing institutional accounts in the value style. Prior to joining Delaware, he was a Senior Vice President at Prudential Securities. Mr. Schaffer has 38 years of professional experience.

Andrew S. Toburen, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 1999, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor's degree in Economics from Yale University and an MBA from Cornell University's Johnson School of Management. He holds the Chartered Financial Analyst designation. From 1994 to 1997 he was part of a team managing high yield corporate bond assets for Nomura Corporate Research and Asset Management, Inc. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia, and has 15 years of professional experience.

Paul A. Matlack, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 2003, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor's degree in International Relations from the University of Pennsylvania and an MBA in

Finance from George Washington University. He holds the Chartered Financial Analyst designation. Prior to joining Chartwell, Mr. Matlack was a Senior Portfolio Manager for Turner Investment Partners. Mr. Matlack is a member of the CFA Institute and the CFA Society of Philadelphia, and has 24 years of professional experience.

Christine F. Williams, a Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. She earned a Bachelor's degree in Economics from the University of Delaware and an MBA in Finance from St. Joseph's University. Prior to joining Chartwell, Ms. Williams was an Assistant Vice President, Fixed Income at Meridian Investment Company from 1990 to 1997 where she was part of the fixed income team. She began her career as a research analyst with Merrill Lynch. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia, and has 21 years of professional experience.

(a)(2) Other Accounts Managed

As of the most recently completed fiscal year end (November 30, 2009), the following table summarizes the other investment activities of each portfolio manager.

                                                                                                             Total Assets
                                                                                            # of Accounts        Where
                                                                                            Managed that     Advisory Fee
                                                                 Total                     Advisory Fee is    is Based on
Name of Portfolio                                                # of                         Based on        Performance
Manager or Team                                                Accounts                    Performance of       of the
Member                     Type of Accounts                     Managed   Total Assets       the Account        Account
------------------------   ---------------------------------   --------   --------------   ---------------   ------------
1. Bernard P. Schaffer     Registered Investment Companies:        1      $246 million            0          $0
                           Other Pooled Investment Vehicles:       0      $0                      0          $0
                           Other Accounts:                        17      $160 million            0          $0
2. Andrew S. Toburen       Registered Investment Companies:        0      $0                      0          $0
                           Other Pooled Investment Vehicles:       1      $91 million             1          $61 million
                           Other Accounts:                        66      $1,168 million          0          $0
3. Paul A. Matlack         Registered Investment Companies:        0      $0                      0          $0
                           Other Pooled Investment Vehicles:       1      $91 million             1          $61 million
                           Other Accounts:                        66      $1,168 million          0          $0
4. Christine F. Williams   Registered Investment Companies:        0      $0                      0          $0
                           Other Pooled Investment Vehicles:       1      $91 million             1          $61 million
                           Other Accounts:                        66      $1,168 million          0          $0

Chartwell Investment Partners ("Chartwell") acts as an adviser to both investment companies registered under the Investment Company Act of 1940 ("registered funds") and other clients ("investment accounts"). When registered funds and investment accounts are managed side-by-side, Chartwell personnel are to strictly follow the policies and procedures outlined in Chartwell's Compliance Manual and Code of Ethics to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. The policies, procedures, and controls in place are monitored by Chartwell's Compliance Department to identify any potential conflicts of interest and to effectively mitigate any such conflicts.

(a)(3) Portfolio Manager Compensation

As of the most recently completed fiscal year end (November 30, 2009), the compensation paid to Chartwell portfolio managers consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark for both 1 year and 3 year periods. The S&P 500 Index and Merrill Lynch High Yield Cash Pay Index are used as benchmarks for Chartwell Dividend and Income Fund. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.

(a)(4)Equity Securities in the Registrant

The table below identifies ownership in Chartwell Dividend and Income Fund by each portfolio manager as of November 30, 2009:

PORTFOLIO MANAGER       OWNERSHIP RANGE
-----------------       ---------------
Bernard P. Schaffer     $10,000-$50,000
Andrew S. Toburen       None
Paul A. Matlack         None
Christine F. Williams   None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K in its proxy statement filed with the Commission on March 19, 2007.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        ----------------------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date:  February 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        ----------------------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date: February 2, 2010


By (Signature and Title)*               /s/ G. Gregory Hagar
                                        ----------------------------------------
                                        G. Gregory Hagar, Vice President and CFO
                                        (Principal Financial Officer)

Date: February 2, 2010

* Print the name and title of each signing officer under his or her signature.